               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549

                           FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [ ]

     Post-Effective Amendment No. 29                                  [X]

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

     Amendment No. 33                                                 [X]

                        (Check appropriate box or boxes.)

            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
       _________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)

                  4500 Main Street, Kansas City, MO 64141-6200
       _________________________________________________________________
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (816) 531-5575

       David C. Tucker, Esq., 4500 Main Street, Kansas City, MO 64141-6200
       _________________________________________________________________
                     (Name and Address of Agent for Service)

  Approximate Date of Proposed Public Offering: Immediately, upon effectiveness

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on January 1, 2000 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[front cover]

AMERICAN CENTURY
Prospectus

                                          California Tax-Free Money Market Fund
                                         California Municipal Money Market Fund
                                          California Limited-Term Tax-Free Fund
                                     California Intermediate-Term Tax-Free Fund
                                             California Long-Term Tax-Free Fund
                                               California Insured Tax-Free Fund
                                           California High-Yield Municipal Fund

[american century logo (reg.sm)]
American
Century

[left margin]

                                                                JANUARY 1, 2000
                                                                 INVESTOR CLASS

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO
                                     TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                          Funds Distributor, Inc., Distributor

[inside front cover]

Dear Investor,

   Planning and maintaining your investment portfolio is a big job. However, an easy-to-understand prospectus can make your work a lot less daunting. We hope you'll find this prospectus not only easy to understand, but more importantly, that it gives you confidence in the investment decisions you have made or are soon to make.

   As you begin to read through this prospectus, take a look at the table of contents to understand how it is organized. The first four sections take a close-up look at the funds.

   An Overview of the Funds - Learn about fund goals, strategies and risks and who may or may not want to invest.

   Fund Performance History - See how the fund performed from year to year.

   Fees and Expenses - Find out fund management fees and other expenses associated with investing.

   Objectives, Strategies and Risks - Take a more detailed look at the principal investment objectives, strategies and risks presented in the Overview of the
Funds section.

   As you continue to read, the Management section will acquaint you with the fund management team and Investing with American Century gives an overview about how to invest and how to manage your account.

   Share Price and Distributions, Taxes and Financial Highlights wrap up the prospectus with important financial information you'll need to make an informed decision.

   Naturally, you may have questions about investing after you read through the prospectus. Our Web site, www.americancentury.com, offers information that could answer many of your questions. Or, an Investor Relations Representative will be happy to help weekdays, 7 a.m. to 7 p.m. and Saturdays, 9 a.m. to noon, Central time. Give us a call at 1-800-345-2021.

                                Sincerely,

                                [signature of Mark Killen]
                                Mark Killen
                                Senior Vice President
                                American Century Investment Services, Inc.

[left margin]

[american century logo (reg.sm)]
American
Century

American Century
Investments

P.O. Box 419200
Kansas City, MO
64141-6200

     California Municipal Money Market Fund
     California Limited-Term Tax-Free Fund ................................   10
     California Intermediate-Term Tax-Free Fund
     California Long-Term Tax-Free Fund

[left margin]

Throughout this book you'll find definitions of key investment terms and phrases. When you see a word printed in GREEN ITALICS, look for its definition in the left margin.

[graphic of pointing index finger] This symbol highlights special information and helpful tips.

                                                    American Century Investments

AN OVERVIEW OF THE FUNDS

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

These conservatively managed funds seek income that is exempt from federal and
California income tax. They also attempt to protect the value of your investments.

WHAT ARE THE FUNDS' PRIMARY INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

The fund managers invest most of the funds' assets in DEBT SECURITIES issued by cities, counties and other California municipalities. Each of the funds invests in different types of these municipal debt securities and has different risks.
The following chart shows the differences among the funds primary investments and principal risks. It is designed to help you compare these funds with each other; it should not be used to compare these funds with other mutual funds. A more detailed description of the funds' investment strategies and risks begins on page 9.

                    Fund                  Primary Investments              Principal Risks
                    --------------------------------------------------------------------------------
Lower Income        California Tax-Free   High-quality, very short-term    California economic risk
More Liquid         Money Market          debt securities                  Lowest credit risk
Shorter Term                                                               Lowest interest rate risk
                                                                           Lowest liquidity risk

                    California Municipal  High-quality, very short-term    California economic risk
                    Money Market          debt securities, including       Lowest credit risk
                                          private activity bonds           Lowest interest rate risk
                                                                           Lowest liquidity risk

[graphic of         California Limited-   Quality debt securities that     California economic risk
 an arrow           Term Tax-Free         mature in one to five years      Medium credit risk
on each end                                                                Low interest rate risk
of a vertical                                                              Medium liquidity risk
line pointing
from the above      California            Quality debt securities that     California economic risk
"Lower Income"      Intermediate-         mature in four or more years     Medium credit risk
to below at         Term Tax-Free                                          Medium interest rate risk
"Higher Income"]                                                           Medium liquidity risk

                    California Long-Term  Quality debt securities that     California economic risk
                    Tax-Free              mature in seven or more years    Medium credit risk
                                                                           High interest rate risk
                                                                           Medium liquidity risk

                    California Insured    Quality debt securities that     California economic risk
                    Tax-Free              are covered by insurance that    Low credit risk
                                          guarantees interest and          High interest rate risk
                                          principal payments               Medium liquidity risk

Higher Income       California High-      Debt securities that provide     California economic risk
Less Liquid         Yield Municipal       high income, including junk      Highest credit risk
Longer Term                               and private activity bonds       High interest rate risk
                                                                           Highest liquidity risk

As with all funds, your shares may be worth more or less at any given time than the price you paid for them. If you sell your shares when the value is less than the price you paid, you will lose money.

[left margin]

DEBT SECURITIES include fixed-income investments such as notes, bonds, commercial paper and debentures. Very short-term debt securities (those with maturities shorter than one year) are called money market instruments.

2       American Century Investments                             1-800-345-2021

WHO MAY WANT TO INVEST IN THE FUNDS?

The funds may be a good investment if you are
*  a California resident or taxpayer
*  seeking current tax-free income
*  comfortable with risk based on California's economy
*  comfortable with the funds' other investment risks
*  seeking diversification by investing in a fixed-income mutual fund

WHO MAY NOT WANT TO INVEST IN THE FUNDS?

The funds may not be a good investment if you are
*  investing in an IRA or other tax-advantaged retirement plan
*  investing for long-term growth
*  looking for the added security of FDIC insurance

[left margin]

[graphic of pointing index finger]
An investment in the funds is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

www.americancentury.com                   American Century Investments     3

FUND PERFORMANCE HISTORY

CALIFORNIA TAX-FREE MONEY MARKET FUND
CALIFORNIA MUNICIPAL MONEY MARKET FUND

Annual Total Returns(1)

The following bar chart shows the performance of the funds' Investor Class shares for each of the last 10 calendar years or for each full calendar year in the life of the fund if less than 10 years. It indicates the volatility of the funds' historical returns from year to year.

[data from bar chart shown below]

         California Tax-Free   California Municipal
         Money Market          Money Market
1998     2.95%                 3.05%
1997     3.19%                 3.23%
1996     3.07%                 3.10%
1995     3.41%                 3.49%
1994     2.42%                 2.47%
1993     2.03%                 2.09%
1992     2.49%                 2.95%
1991     3.81%                 4.61%
1990     5.16%                 NA
1989     5.71%                 NA

(1)As of September 30, 1999, the funds' year-to-date returns were:  California
Tax-Free Money Market, 1.90% and California Municipal Money Market, 2.01%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

                                    Highest                  Lowest
California Tax-Free Money Market    1.52% (2Q 1989)          0.44% (1Q 1994)
California Municipal Money Market   1.18% (3Q 1991)          0.47% (1Q 1994)

Average Annual Total Returns

The following table shows the average annual total returns of the funds'
Investor Class shares for the periods indicated. The benchmark is an index of an independently selected universe of funds that features an investment objective similar to the funds' and is included in the table for performance comparison.

For the calendar year ended December 31, 1998        1 year   5 years   10 years   Life of Fund (1)
---------------------------------------------------------------------------------------------------
California Tax-Free Money Market                     2.95%    3.01%     3.42%      3.79%
Lipper California Tax-Exempt Money Market Average    2.72%    2.89%     3.39%      3.91%(2)
---------------------------------------------------------------------------------------------------
California Municipal Money Market                    3.05%    3.07%     N/A        3.12%
Lipper California Tax-Exempt Money Market Average    2.72%    2.89%     3.39%      2.89%

(1)The inception dates for the funds are: California Tax-Free Money Market,
November 9, 1983, and California Municipal Money Market, December 31, 1990.

(2)Since November 30, 1983, the date nearest the fund's inception for which data are available.

[left margin]

[graphic of pointing index finger]
The performance information on this page is designed to help you see how fund returns can vary. Keep in mind that past performance does not predict how the funds will perform in the future.

[graphic of pointing index finger]
For current performance information, including yields, please call us at
1-800-345-2021 or visit American Century's Web site at www.americancentury.com.

4       American Century Investments                             1-800-345-2021

CALIFORNIA LIMITED-TERM TAX-FREE FUND
CALIFORNIA INTERMEDIATE-TERM TAX-FREE FUND
CALIFORNIA LONG-TERM TAX-FREE FUND

Annual Total Returns(1)

The following bar chart shows the performance of the funds' Investor Class shares for each of the last 10 calendar years or for each full calendar year in the life of the fund if less than 10 years. It indicates the volatility of the funds' historical returns from year to year.

[data from bar chart is shown below]

         California Limited-   California Intermediate-   California
         Term Tax-Free         Term Tax-Free              Long-Term Tax-Free
1998     4.91%                  5.59%                      6.31%
1997     5.34%                  7.45%                      9.74%
1996     3.93%                  4.25%                      3.59%
1995     8.32%                 13.52%                     19.80%
1994    -0.61%                 -3.72%                     -6.51%
1993     5.92%                 10.69%                     13.74%
1992     NA                     7.09%                      8.16%
1991     NA                    10.38%                     11.80%
1990     NA                     6.99%                      6.60%
1989     NA                     7.94%                      9.76%

(1)As of September 30, 1999, the funds' year-to-date returns were: California
Limited-Term Tax-Free, 1.30%; California Intermediate-Term Tax-Free, -0.67%; and
California Long-Term Tax-Free, -3.60%.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

                                       Highest                  Lowest
California Limited-Term Tax-Free       2.99% (1Q 1995)          -1.35% (1Q 1994)
California Intermediate-Term Tax-Free  5.25% (1Q 1995)          -3.98% (1Q 1994)
California Long-Term Tax-Free          7.13% (1Q 1995)          -5.71% (1Q 1994)

Average Annual Total Returns

The following table shows the average annual total returns of the funds'
Investor Class shares for the periods indicated. The benchmarks are unmanaged indices that have no operating costs and are included in the table for performance comparison.

For the calendar year ended December 31, 1998        1 year   5 years   10 years   Life of Fund(1)
California Limited-Term Tax-Free                     4.91%    4.34%     N/A         4.83%
Lehman Brothers 3-Year Municipal Bond Index          4.70%    4.80%     N/A         5.28%
---------------------------------------------------------------------------------------------------
California Intermediate-Term Tax-Free                5.59%    5.27%     6.92%       6.91%
Lehman Brothers 5-Year General Obligation Index      5.84%    5.35%     6.98%       7.53%
---------------------------------------------------------------------------------------------------
California Long-Term Tax-Free                        6.31%    6.24%     8.09%       8.44%
Lehman Brothers Long-Term Municipal Bond Index       6.89%    6.84%     9.15%      10.51%(2)

(1) The inception dates for the funds are: California Limited-Term Tax-Free,
June 1, 1992; and California Intermediate-Term Tax-Free and California Long-
Term Tax-Free, November 9, 1983.

(2) Since November 30, 1983, the date nearest the fund's inception for which data are available.

[left margin]

[graphic of pointing index finger]
The performance information on this page is designed to help you see how fund returns can vary. Keep in mind that past performance does not predict how the funds will perform in the future.

[graphic of pointing index finger]
For current performance information, including yields, please call us at
1-800-345-2021 or visit American Century's Web site at www.americancentury.com.

  www.americancentury.com                   American Century Investments     5

CALIFORNIA INSURED TAX-FREE FUND

Annual Total Returns(1)

The following bar chart shows the performance of the fund's Investor Class shares for each of the last 10 calendar years. It indicates the volatility of the fund's historical returns from year to year.

[data from bar chart shown below]

        California Insured Tax-Free
1998     6.09%
1997     9.34%
1996     3.70%
1995    19.03%
1994    -6.55%
1993    13.45%
1992     9.19%
1991    11.27%
1990     6.76%
1989    10.31%

(1) As of September 30, 1999, California Insured Tax-Free's year-to-date return was -3.29%.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

                                    Highest                  Lowest
California Insured Tax-Free         7.00% (1Q 1995)          -6.68% (1Q 1994)

Average Annual Total Returns

The following table shows the average annual total returns of the fund's
Investor Class shares for the periods indicated. The benchmark is an unmanaged index that has no operating costs and is included in the table for performance comparison.

For the calendar year ended December 31, 1998        1 year   5 years   10 years   Life of Fund (1)
---------------------------------------------------------------------------------------------------
California Insured Tax-Free                          6.09%    6.00%     8.06%      6.98%
Lehman Brothers Long-Term Municipal Bond Index       6.89%    6.84%     9.15%      8.71%

(1) The inception date for the fund is December 30, 1986.

[left margin]

[graphic of pointing index finger]
The performance information on this page is designed to help you see how fund returns can vary. Keep in mind that past performance does not predict how the fund will perform in the future.

[graphic of pointing index finger]
For current performance information, including yields, please call us at
1-800-345-2021 or visit American Century's Web site at  www.americancentury.com.

6        American Century Investments                             1-800-345-2021

CALIFORNIA HIGH-YIELD MUNICIPAL FUND

Annual Total Returns(1)

The following bar chart shows the performance of the fund's Investor Class shares for each of the last 10 calendar years. It indicates the volatility of the fund's historical returns from year to year.

[data from bar chart shown below]

        California Yigh-Yield Municipal
1998     6.73%
1997    10.50%
1996     5.89%
1995    18.29%
1994    -5.36%
1993    13.18%
1992     9.17%
1991    10.91%
1990     5.65%
1989     9.68%

(1)As of September 30, 1999, California High-Yield Municipal's year-to-date return was -1.28%.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

                                    Highest                  Lowest
California High-Yield Municipal     7.18% (1Q 1995)          -4.54% (1Q 1994)

Average Annual Total Returns

The following table shows the average annual total returns of the fund's
Investor Class shares for the periods indicated. The benchmark is an unmanaged index that has no operating costs and is included in the table for performance comparison.

For the calendar year ended December 31, 1998        1 year   5 years   10 years   Life of Fund(1)
--------------------------------------------------------------------------------------------------
California High-Yield Municipal                      6.73%    6.93%     8.30%      6.87%
Lehman Brothers Long-Term Municipal Bond Index       6.89%    6.84%     9.15%      8.71%

(1) The inception date for the fund is December 30, 1986.

[left margin]

[graphic of pointing index finger]
The performance information on this page is designed to help you see how fund returns can vary. Keep in mind that past performance does not predict how the fund will perform in the future.

[graphic of pointing index finger]
For current performance information, including yields, please call us at
1-800-345-2021 or visit American Century's Web site at  www.americancentury.com.

   www.americancentury.com                   American Century Investments      7

FEES AND EXPENSES

There are no sales loads, fees or other charges
* to buy fund shares directly from American Century
* to reinvest dividends in additional shares
* to exchange into the Investor Class shares of other American Century funds
* to redeem your shares

The following table describes the fees and expenses that you will pay if you buy and hold shares of the funds.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                       Management  Distribution and      Other        Total Annual Fund
                                       Fee(1)      Service (12b-1) Fees  Expenses(2)  Operating Expenses
California Tax-Free Money Market       0.50%       None                  0.00%        0.50%
California Municipal Money Market      0.50%       None                  0.00%        0.50%
California Limited-Term Tax-Free       0.51%       None                  0.00%        0.51%
California Intermediate-Term Tax-Free  0.51%       None                  0.00%        0.51%
California Long-Term Tax-Free          0.51%       None                  0.00%        0.51%
California Insured Tax-Free            0.51%       None                  0.00%        0.51%
California High-Yield Municipal        0.54%       None                  0.00%        0.54%

(1) Based on expenses incurred during the funds' most recent fiscal year. The funds have stepped fee schedules. As a result, the funds' management fee rate generally decreases as fund assets increase.

(2) Other expenses, which include the fees and expenses of the funds'
independent trustees, their legal counsel and interest, were less than 0.005%
for the most recent fiscal year.

EXAMPLE

The examples in the table below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Assuming you . . .

*  invest $10,000 in the fund
*  redeem all of your shares at the end of the periods shown below
*  earn a 5% return each year
*  incur the same operating expenses as shown above

 . . . your cost of investing in the fund would be:

                                        1 year   3 years   5 years   10 years

California Tax-Free Money Market        $51      $160      $279      $627
California Municipal Money Market       $51      $160      $279      $627
California Limited-Term Tax-Free        $52      $163      $285      $640
California Intermediate-Term Tax-Free   $52      $163      $285      $640
California Long-Term Tax-Free           $52      $163      $285      $640
California Insured Tax-Free             $52      $163      $285      $640
California High-Yield Municipal         $55      $173      $301      $676

[left margin]

[graphic of pointing index finger]
Use this example to compare the costs of investing in other funds. Of course, your actual costs may be higher or lower.

8        American Century Investments                            1-800-345-2021

OBJECTIVES, STRATEGIES AND RISKS

CALIFORNIA TAX-FREE MONEY MARKET FUND
CALIFORNIA MUNICIPAL MONEY MARKET FUND

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

These money market funds seek safety of principal and high current income that is exempt from federal and California income taxes. This is a fundamental policy and cannot be changed without shareholder approval.

HOW DO THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES?

The fund managers buy HIGH-QUALITY, very short-term debt securities with interest payments exempt from federal and California income taxes. Cities, counties and other municipalities in California usually issue these securities for public projects, such as schools and roads.

California Municipal Money Market also buys high-quality, very short-term debt securities whose payments are exempt from federal and California income taxes, but that are not necessarily exempt from the federal alternative minimum tax.
Cities, counties and other municipalities in California usually issue these securities (called private activity bonds) to fund for-profit private projects, such as athletic stadiums, airports and apartment buildings.

Additional information about the funds' investments is available in their annual and semiannual reports. In these reports you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period. You may get these reports at no cost by calling us.

WHAT ARE THE DIFFERENCES BETWEEN THE FUNDS?

*  California Tax-Free Money Market's income is exempt from all federal income tax.

*  California Municipal Money Market's income is exempt from regular federal income tax, but is not necessarily exempt from the federal alternative minimum tax.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Because cash-equivalent securities are among the safest securities available, the interest they pay is among the lowest for income-paying securities.
Accordingly, the yield on these funds will likely be lower than funds that invest in longer-term or lower-quality securities.

Because the funds invest primarily in California municipal securities, they will be sensitive to events that affect California's economy. They may be riskier than funds that invest in a larger universe of securities.

[left margin]

[graphic of pointing index finger]
Income from California Municipal Money Market may be subject to the alternative minimum tax. For more information, see "Taxes" in this Prospectus.

A HIGH-QUALITY debt security is one that has been determined to be in the top two credit quality categories. This can be established in a number of ways. For example, independent rating agencies may rate the security in their higher rating categories. The funds' advisor also can analyze an unrated security to determine if its credit quality is high enough for investment. The details of the funds' credit quality standards are described in the Statement of Additional
Information.

  www.americancentury.com                   American Century Investments      9

CALIFORNIA LIMITED-TERM TAX-FREE FUND
CALIFORNIA INTERMEDIATE-TERM TAX-FREE FUND
CALIFORNIA LONG-TERM TAX-FREE FUND

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

These funds seek safety of principal and high current income that is exempt from federal and California income taxes.

HOW DO THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES?

The fund managers buy QUALITY DEBT SECURITIES with interest payments exempt from federal and California income taxes. Cities, counties and other municipalities in the 50 states and U.S. territories usually issue these securities for public projects, such as schools and roads.

The funds may purchase securities in a number of different ways to seek higher rates of return. For example, by using when-issued and forward commitment transactions, the funds may purchase securities in advance to generate additional income.

The funds also may use futures contracts and options as part of their investment strategies.

In the event of exceptional market or economic conditions, the funds may, as a temporary defensive measure, invest all or a substantial portion of their assets in cash or cash-equivalent securities. To the extent a fund assumes a defensive position, it will not be pursuing its investment objectives and may generate taxable income.

Additional information about the funds' investments is available in their annual and semiannual reports. In these reports you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period. You may get these reports at no cost by calling us.

WHAT ARE THE DIFFERENCES BETWEEN THE FUNDS?

The funds differ in the maturity of the debt securities they purchase. This difference is shown in the chart below.

                                       Typical Maturity    Weighted
                                       of Investments      Average Maturity
--------------------------------------------------------------------------------
California Limited-Term Tax-Free       1-5 years           1-5 years
California Intermediate-Term Tax-Free  4 or more years     5-10 years
California Long-Term Tax-Free          7 or more years     10 or more years

[left margin]

A QUALITY DEBT SECURITY is one that has been determined to be investment grade.
This can be established in a number of ways. For example, independent rating agencies may rate the security in their higher rating categories. The funds'
advisor also can analyze an unrated security to determine if its credit quality is high enough for investment. The details of the funds' credit quality standards are described in the Statement of Additional Information.

10        American Century Investments                           1-800-345-2021

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

The funds have different WEIGHTED AVERAGE MATURITIES. Because of this, the funds will respond differently to changes in interest rates. Funds with longer weighted average maturities are more sensitive to interest rate changes. When interest rates rise, the values of the funds usually fall, but the values of funds with longer weighted average maturities generally will fall farther.

Because the funds invest primarily in California municipal securities, they will be sensitive to events that affect California's economy. They may be riskier than funds that invest in a larger universe of securities.

The funds' share values will fluctuate. In general, funds that have higher potential income have a higher potential loss. If you sell your shares when their value is less than the price you paid, you will lose money.

                                        Potential Loss    Potential Income
--------------------------------------------------------------------------------
California Limited-Term Tax-Free        Lower             Lower
California Intermediate-Term Tax-Free   Moderate          Moderate
California Long-Term Tax-Free           Higher            Higher

[left margin]

WEIGHTED AVERAGE MATURITY is described in more detail under "Basics of
Fixed-Income Investing."

www.americancentury.com                   American Century Investments      11

CALIFORNIA INSURED TAX-FREE FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The fund seeks safety of principal and high current income that is exempt from federal and California income taxes.

HOW DOES THE FUND PURSUE ITS INVESTMENT OBJECTIVE?

The fund managers invest in long-term INSURED DEBT SECURITIES.

*  These debt securities feature interest payments exempt from federal and
   California income taxes. Cities, counties and other municipalities in
   California usually issue these securities for public projects.

*  A debt security's insurance cannot be cancelled and guarantees interest and other payments will be made as scheduled.

The weighted average maturity of the fund is expected to be 10 years or longer.

The fund also may use futures contracts and options as part of its investment strategy.

During unusual market conditions, the fund is permitted to keep a significant amount of its assets in cash or cash equivalents. If it does, it may not achieve its investment objective and may generate taxable income.

Additional information about the fund's investments is available in its annual and semiannual reports. In these reports you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the most recent fiscal period. You may get these reports at no cost by calling us.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The fund invests in long-term insured debt securities. Generally, funds with longer weighted average maturities are more sensitive to interest rate changes.
When interest rates rise, the values of bond funds usually fall, but the values of funds with longer weighted average maturities generally will fall farther.

Because the fund invests primarily in California tax-free securities, it will be sensitive to events that affect California's economy. It may be riskier than funds that invest in a larger universe of securities.

The fund's investments are insured. This is significant because

*  the credit risk is less than that of funds investing in long-term debt securities without insurance, and

*  potential income is lower than that of funds investing in long-term debt securities without insurance

The fund's share value will fluctuate. In general, funds that have higher potential income have a higher potential loss. If you sell your shares when their value is less than the price you paid, you will lose money.

[left margin]

An INSURED DEBT SECURITY is a debt security that

*  is rated in the highest category by an independent rating agency, or

*  comes with insurance that guarantees interest and other payments will be made, or

*  has interest and principal payments secured by a special account holding U.S.
   government securities

The fund's primary focus on insurance features is essentially a way to pursue very high credit-quality standards.

[graphic of pointing index finger]
The insurance feature of the fund's investments is not a guarantee; the fund can still lose money.

12        American Century Investments                           1-800-345-2021

CALIFORNIA HIGH-YIELD MUNICIPAL FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The fund seeks safety of principal and high current income that is exempt from federal and California income taxes.

HOW DOES THE FUND PURSUE ITS INVESTMENT OBJECTIVE?

The fund managers buy long- and intermediate-term debt securities with interest payments exempt from federal and California income taxes. Cities, counties and other municipalities in the 50 states and U.S. territories usually issue these securities for public projects, such as schools and roads.

The fund managers also may buy long- and intermediate-term debt securities with interest payments exempt from regular federal income tax, but not exempt from the federal alternative minimum tax. Cities, counties and other municipalities usually issue these securities (called private activity bonds) to fund for-profit private projects, such as athletic stadiums, airports and apartment buildings.

The fund managers buy securities rated below investment grade, including so-called junk bonds and bonds that are in technical or monetary default. The issuers of these securities often have short financial histories or questionable credit or have had and may continue to have problems making interest and principal payments.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or cash- equivalent securities. To the extent a fund assumes a defensive position, it will not be pursuing its investment objectives and may generate taxable income.

Additional information about the fund's investments is available in its annual and semiannual reports. In these reports you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the most recent fiscal period. You may get these reports at no cost by calling us.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The fund's investments often have high credit risk, which helps it pursue a higher yield than more conservatively managed bond funds. Issuers of high-yield securities are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political and other developments may be more likely to cause an issuer of low-quality bonds to default on its obligation to pay the interest and principal due under its securities.

The market for lower-quality debt securities is generally less liquid than the market for higher-quality securities. Adverse publicity and investor perceptions, as well as new and proposed laws, also may have a greater negative impact on the market for lower-quality securities.

Because the fund typically invests in intermediate-term and long-term bonds, the fund's interest rate risk is higher than for funds with shorter weighted average maturities, such as money market and short-term bond funds. See the discussion on page 14 for more information about the effects of changing interest rates on the fund's portfolio.

Some or all of the fund's income may be subject to the federal alternative minimum tax.

Because the fund invests primarily in municipal securities, it will be sensitive to events that affect California's economy. California High-Yield Municipal may have a higher level of risk than funds that invest in a larger universe of securities.

As with all funds, your shares may be worth more or less at any given time than the price you paid for them. If you sell your shares when the value is less than the price you paid, you will lose money.

[left margin]

[graphic of pointing index finger]
Income from California High-Yield Municipal may be subject to the alternative minimum tax. For more information, see "Taxes" in this Prospectus.

www.americancentury.com                   American Century Investments     13

BASICS OF FIXED-INCOME INVESTING

DEBT SECURITIES

When a fund buys a debt security, which is also called a fixed-income security, it is essentially lending money to the issuer of the security. Notes, bonds, commercial paper and Treasury bills are examples of debt securities. After the debt security is first sold by the issuer, it may be bought and sold by other investors. The price of the security may rise or fall based on many factors, including changes in interest rates, liquidity and credit quality.

The fund managers decide which debt securities to buy and sell by

*  determining which securities help a fund meet its maturity requirements
*  identifying securities that satisfy a fund's credit quality standards
*  evaluating the current economic conditions and assessing the risk of inflation
*  evaluating special features of the securities that may make them more or less attractive

WEIGHTED AVERAGE MATURITY

Like most loans, debt securities eventually must be repaid (or refinanced) at some date. This date is called the maturity date. The number of days left to a debt security's maturity date is called the remaining maturity. The longer a debt security's remaining maturity, generally the more sensitive it is to changes in interest rates.

Because a bond fund will own many debt securities, the fund managers calculate the average of the remaining maturities of all the debt securities the fund owns to evaluate the interest rate sensitivity of the entire portfolio. This average is weighted according to the size of the fund's individual holdings and is called WEIGHTED AVERAGE MATURITY. The following chart shows how fund managers would calculate the weighted average maturity for a fund that owned only two debt securities.

                  Amount of        Percent of   Remaining     Weighted
                  Security Owned   Portfolio    Maturity      Maturity
--------------------------------------------------------------------------------
Debt Security A   100,000          25%           1,000 days     250 days
Debt Security B   300,000          75%          10,000 days   7,500 days
Weighted Average
  Maturity                                                    7,750 days

TYPES OF RISK

The basic types of risk that the funds face are described below.

INTEREST RATE RISK

Generally, interest rates and the prices of debt securities move in opposite directions. When interest rates fall, the prices of most debt securities rise;
when interest rates rise, prices fall. Because the funds invest primarily in debt securities, changes in interest rates will affect the funds' performance.
This sensitivity to interest rate changes is called interest rate risk.

The degree to which interest rate changes affect a fund's performance varies and is related to the weighted average maturity of a particular fund. For example, when interest rates rise, you can expect the share value of a long-term bond fund to fall more than that of a short-term bond fund. When rates fall, the opposite is true.

[left margin]

[graphic of pointing index finger]
The longer a fund's weighted average maturity, the more sensitive it is to changes in interest rates.

WEIGHTED AVERAGE MATURITY is a tool that the fund managers use to approximate the remaining maturity of a fund's investment portfolio.

14        American Century Investments                           1-800-345-2021

When interest rates change, longer maturity bonds generally experience a greater change in price. The following table shows the likely effect of a 1% increase in interest rates on the price of 7% coupon bonds of differing maturities:

Remaining Maturity   Current Price   Price After 1% Increase   Change in Price
--------------------------------------------------------------------------------
1 year               $100.00         $99.06                     -0.94%
3 years              $100.00         $97.38                     -2.62%
10 years             $100.00         $93.20                     -6.80%
30 years             $100.00         $88.69                    -11.31%

CREDIT RISK

Credit risk is the risk that an obligation won't be paid and a loss will result.
A high credit rating indicates a high degree of confidence by the rating organization that the issuer will be able to withstand adverse business, financial or economic conditions and be able to make interest and principal payments on time. Generally, a lower credit rating indicates a greater risk of non-payment. A lower rating also may indicate that the issuer has a more senior series of debt securities, which means that if the issuer has difficulties making its payments, the more senior series of debt is first in line for payment.

The fund managers do not invest solely on the basis of a security's credit rating; they also consider other factors, including potential returns. Higher credit ratings usually mean lower interest rate payments, so investors often purchase securities that aren't the highest rated to increase return. If a fund purchases lower-rated securities, it has assumed additional credit risk.

The following chart shows the authorized credit quality ranges for the funds offered by this Prospectus.

[data from chart shown below]

-------------------------QUALITY
----HIGH QUALITY
             A-1             A-2      A-3
             P-1             P-2      P-3
           MIG-1           MIG-2    MIG-3
            SP-1            SP-2     SP-3
     AAA      AA      A      BBB       BB     B     CCC     CC     C     D
================  California Tax-Free Money Market
================  California Municipal Money Market
================================  California Limited-Term Tax-Free
================================  California Intermediate-Term Tax-Free
================================  California Long-Term Tax-Free
========  California Insured Tax-Free
============================California High-Yield Municipal=====================
INVESTMENT GRADE=========================++++++++++NON-INVESTMENT GRADE+++++++++

Securities rated in one of the highest four categories by a nationally recognized securities rating organization are considered "investment grade."
Although they are considered investment grade, an investment in these securities still involves some credit risk because a AAA rating is not a guarantee of payment. For a complete description of the ratings system and an explanation of certain exceptions to the guidelines reflected in the chart, see the Statement of Additional Information. The funds' credit quality restrictions apply at the time of purchase; the funds will not necessarily sell securities if they are downgraded by a rating agency.

[left margin]

[graphic of pointing index finger]
Credit quality may be lower when the issuer has
* a high debt level
* a short operating history
* a senior level of debt
* a difficult, competitive environment
* a less stable cash flow

[graphic of pointing index finger]
The Statement of Additional Information provides a detailed description of these securities ratings.

www.americancentury.com                   American Century Investments      15

LIQUIDITY RISK

Debt securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of an active trading market. The chance that a fund will have liquidity issues is called liquidity risk.

A COMPARISON OF BASIC RISK FACTORS

The following chart depicts the basic risks of investing in the funds. It is designed to help you compare these funds with each other; it shouldn't be used to compare these funds with other mutual funds.

                                        Interest
                                        Rate Risk   Credit Risk   Liquidity Risk

California Tax-Free Money Market        Lowest      Lowest        Lowest
California Municipal Money Market       Lowest      Lowest        Lowest
California Limited-Term Tax-Free        Low         Medium        Medium
California Intermediate-Term Tax-Free   Medium      Medium        Medium
California Long-Term Tax-Free           High        Medium        Medium
California Insured Tax-Free             High        Low           Medium
California High-Yield Municipal         High        Highest       Highest

The funds engage in a variety of investment techniques as they pursue their investment objectives. Each technique has its own characteristics, and may pose some level of risk to the funds. If you would like to learn more about these techniques, you should review the Statement of Additional Information before making an investment.

16      American Century Investments                             1-800-345-2021

MANAGEMENT

WHO MANAGES THE FUNDS?

The Board of Trustees, investment advisor and fund management team play key roles in the management of the funds.

THE BOARD OF TRUSTEES

The Board of Trustees oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of
Trustees does not manage the funds, it has hired an investment advisor to do so.
More than two-thirds of the trustees are independent of the funds' advisor; that is, they are not employed by and have no financial interest in the advisor.

THE INVESTMENT ADVISOR

The funds' investment advisor is American Century Investment Management, Inc.
The advisor has been managing mutual funds since 1958. American Century is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the funds and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the funds to operate.

For the services it provided to the funds during the most recent fiscal year, the advisor received a unified management fee based on a percentage of the average net assets of the Investor Class shares of the funds. The rate of the management fee for a fund is determined on a class-by-class basis monthly using a two-step formula that takes into account the fund's strategy (money market, bond or equity) and the total amount of mutual fund assets the advisor manages.

The Statement of Additional Information contains detailed information about the calculation of the management fee. Out of that fee, the advisor paid all expenses of managing and operating the funds except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses.  A portion of the management fee may be paid by the funds' advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Funds to the Advisor as a Percentage of Average Net
Assets for the Most Recent Fiscal Year Ended August 31, 1999
--------------------------------------------------------------------------------
California Tax-Free Money Market         0.50%
California Municipal Money Market        0.50%
California Limited-Term Tax-Free         0.51%
California Intermediate-Term Tax-Free    0.51%
California Long-Term Tax-Free            0.51%
California Insured Tax-Free              0.51%
California High-Yield Municipal          0.54%

www.americancentury.com                   American Century Investments     17

THE FUND MANAGEMENT TEAM

The advisor uses teams of portfolio managers, assistant portfolio managers and analysts  to manage the funds. Teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objective and strategy.

The portfolio managers on the investment teams are identified below:

G. DAVID MACEWEN

Mr. MacEwen, Senior Vice President and Portfolio Manager, has been a member of the teams that manage California Long-Term Tax-Free and California Insured
Tax-Free since May 1991. Mr. MacEwen has been a member of the team that manages
California Limited-Term Tax-Free since June 1992. He joined American Century in
May 1991 as a Municipal Portfolio Manager. He has a bachelor's degree in economics from Boston University and an MBA in finance from the University of
Delaware.

STEVEN M. PERMUT

Mr. Permut, Vice President, Director of Municipal Research and Portfolio
Manager, has been a member of the team that manages California High-Yield
Municipal since January 1988. He joined American Century in June 1987. He has a bachelor's degree in business and geography from State University of New York -
Oneonta and an MBA in finance from Golden Gate University - San Francisco.

COLLEEN M. DENZLER

Ms. Denzler, Vice President, Senior Portfolio Manager, Director and Fixed-Income
Investment Liaison, has been a member of the team that manages California
Intermediate-Term Tax-Free since January 1996. Prior to joining American Century in January 1996, she was  a Portfolio Manager with the Calvert Group for 10 years, specializing in state tax-exempt portfolios. She has a bachelor's degree in finance from Radford University. She is a Chartered Financial Analyst.

TODD PARDULA

Mr. Pardula, Vice President and Portfolio Manager, has been a member of the teams that manage California Tax-Free Money Market and California Municipal
Money Market since May 1994. Mr. Pardula has been a member of the team that manages California Limited-Term Tax-Free since June 1999. He joined American
Century in February 1990 as an Investor Services Representative. He also was an
Associate Municipal Credit Analyst for two years. He has a bachelor's degree in finance from Santa Clara University. He is a Chartered Financial Analyst.

BRYAN E. KARCHER

Mr. Karcher, Portfolio Manager, has been a member of the teams that manage
California Tax-Free Money Market and California Municipal Money Market since
April 1995. He joined American Century in July 1989 and has been a Portfolio
Manager since June 1995. He has a bachelor's degree in economics from the
University of California - Los Angeles. He is a Chartered Financial Analyst.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies contained in the Statement of Additional
Information and the investment objectives of the funds may not be changed without a shareholder vote. The Board of Trustees may change any other policies and investment strategies.

[left margin]

[graphic of pointing index finger]
CODE OF ETHICS

American Century has a Code of Ethics designed to ensure that the interests of fund shareholders come before the interests of the people who manage the funds.
Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase and sale of the same security within 60 calendar days. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the funds to obtain approval before executing permitted personal trades.

18      American Century Investments                             1-800-345-2021

INVESTING WITH AMERICAN CENTURY

SERVICES AUTOMATICALLY AVAILABLE TO YOU

You automatically will have access to the services listed below when you open your account. If you do not want these services, see "Conducting Business in
Writing" below.

CONDUCTING BUSINESS IN WRITING

If you prefer to conduct business in writing only, you can indicate this on the account application. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). If you want to add services later, you can complete an Investor
Service Options form.

WAYS TO MANAGE YOUR ACCOUNT

BY TELEPHONE

Investor Relations
1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored  Retirement Plans
1-800-345-3533

Automated Information Line
1-800-345-8765

[telephone icon]

OPEN AN ACCOUNT

If you are a current investor, you can open an account by exchanging shares from another American Century account.

EXCHANGE SHARES

Call us or use our Automated Information Line  if you have authorized us to accept telephone instructions.

MAKE ADDITIONAL INVESTMENTS

Call us or use our Automated Information Line if you have authorized us to invest from your bank account.

SELL SHARES

Call an Investor Relations Representative.
--------------------------------------------------------------------------------
ONLINE

www.americancentury.com

[computer icon]

OPEN AN ACCOUNT

If you are a current investor, you can open an account by exchanging shares from another American Century account.

EXCHANGE SHARES

Exchange shares from another American Century account.

MAKE ADDITIONAL INVESTMENTS

Make an additional investment into an established American Century account if you have authorized us to invest from your bank account.

SELL SHARES

Not available.
--------------------------------------------------------------------------------
BY MAIL OR FAX
P.O. Box 419200
Kansas City, MO 64141-6200

Fax
816-340-7962

[envelope icon]

OPEN AN ACCOUNT

Send a signed, completed application and check or money order payable to
American Century Investments.

EXCHANGE SHARES

Send us written instructions to exchange your shares from one American Century account to another.

MAKE ADDITIONAL INVESTMENTS

Send us your check or money order for at least $50 with an investment slip or
$250 without an investment slip. If you don't have an investment slip, include your name, address and account number on your check or money order.

SELL SHARES

Send us written instructions or a redemption form to sell shares. Call an
Investor Relations Representative to request a form.

www.americancentury.com                   American Century Investments      19

A NOTE ABOUT MAILINGS TO SHAREHOLDERS

To reduce expenses and demonstrate respect for our environment, we will deliver a single copy of most financial reports and prospectuses to investors who share an address, even if the accounts are registered under different names. In most cases, we also will deliver account statements for all the investors in a household in a single envelope. If you would like to receive separate mailings, please call us and we will begin individual delivery within 30 days. If you'd like to reduce mailbox clutter even more, visit www.americancentury.com and sign up to receive these documents electronically via your computer.

YOUR GUIDE TO SERVICES AND POLICIES

When you open an account, you will receive a services guide, which explains the services available to you and the policies of the funds and the transfer agent.

--------------------------------------------------------------------------------
AUTOMATICALLY

[circle of arrows icon]

OPEN AN ACCOUNT

Not available.

EXCHANGE SHARES

Send us written instructions to set up an automatic exchange of your shares from one American Century account to another.

MAKE ADDITIONAL INVESTMENTS

With the automatic investment privilege, you can purchase shares on a regular basis. You must invest at least $600 per year per account.

SELL SHARES

If you have at least $10,000 in your account, you may sell shares automatically by establishing Check-A-Month or Automatic Redemption plans.
--------------------------------------------------------------------------------
BY WIRE

[graphic of pointing index finger]
Please remember that if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

[wire machine icon]

OPEN AN ACCOUNT

Call us to set up your account or mail a completed application to the address provided in the "By mail" section and give your bank the following information.

* Our bank information:
      Commerce Bank N.A.
      Routing No. 101000019
      Account No. 2804918
* The fund name
* Your American Century account number+
* Your name
* The contribution year (for IRAs only)

+For additional investments only

MAKE ADDITIONAL INVESTMENTS

Follow the wire instructions provided in the "Open an account" section.

SELL SHARES

You can receive redemption proceeds by wire or electronic transfer.

EXCHANGE SHARES

Not available.
--------------------------------------------------------------------------------
IN PERSON

[person icon]

If you prefer to handle your transactions in person, visit one of our Investor
Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

4500 Main St.                             4917 Town Center Drive
Kansas City, Missouri                     Leawood, Kansas
8 a.m. to 5:30 p.m., Monday-Friday        8 a.m. to 6 p.m., Monday-Friday
                                          8 a.m. to noon, Saturday
1665 Charleston Road
Mountain View, California                 9445 East County Line Road, Suite A
8 a.m. to 5 p.m., Monday-Friday           Englewood, Colorado
                                          8 a.m. to 6 p.m., Monday-Friday
                                          8 a.m. to noon, Saturday

20      American Century Investments                             1-800-345-2021

MINIMUM INITIAL INVESTMENT AMOUNTS(1)

To open an account, the minimum investments are as follows:
                                      Money Markets   Other Funds
--------------------------------------------------------------------------------
Individual or Joint                   $2,500          $5,000
UGMA/UTMA                             $2,500          $5,000
Corporations/Foundations/Endowments   $2,500          $5,000

(1) The funds in this Prospectus are not available for retirement accounts.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

If your redemption activity causes your account balance to fall below the minimum initial investment amount, we will notify you and give you 90 days to meet the minimum. If you do not meet the deadline, American Century will redeem the shares in the account and send the proceeds to your address of record.

ABUSIVE TRADING PRACTICES

We do not permit market timing or other abusive trading practices in our funds.

Excessive, short-term (market timing) or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control. We also reserve the right to delay delivery of your redemption proceeds--up to seven days--or to honor certain redemptions with securities, rather than cash, as described in the next section.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

If, during any 90-day period, you redeem fund shares worth more than $250,000
(or 1% of the assets of the fund if that percentage is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities selected from the fund's portfolio by the fund managers instead of cash. A payment in securities can help the fund's remaining shareholders avoid tax liabilities that they might otherwise have incurred had the fund sold securities prematurely to pay the entire redemption amount in cash.

We will value these securities in the same manner as we do in computing the fund's net asset value. We may provide these securities in lieu of cash without prior notice.

Also, if payment is made in securities, a shareholder may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you want to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur.
The instruction must specify the dollar amount or number of shares you want to redeem and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining shareholders.

www.americancentury.com                   American Century Investments     21

INVESTING THROUGH FINANCIAL INTERMEDIARIES

If you do business with us through a financial intermediary, your ability to purchase, exchange and redeem shares will depend on the policies of that entity.
Some policy differences may include

*  minimum investment requirements
*  exchange policies
*  fund choices
*  cutoff time for investments

Please contact your financial intermediary for a complete description of its policies. Copies of the funds' annual reports, semiannual reports and Statement of Additional Information are available from your intermediary.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American
Century's transfer agent. In some circumstances, American Century will pay the service provider a fee for performing those services.

Although transactions in fund shares may be made directly with American Century at no charge, you also may purchase, redeem and exchange fund shares through financial intermediaries that charge a transaction-based or other fee for their services. Those charges are retained by the intermediary and are not shared with
American Century or the funds.

American Century has contracts with certain financial intermediaries requiring them  to track the time investment orders are received and to comply with procedures relating to the transmission of orders. The funds have authorized those intermediaries to accept orders on each fund's behalf up to the time at which the net asset value is determined. If those orders are transmitted to
American Century and paid for in accordance with the contract, they will be priced at the net asset value next determined after your request is received in the form required by the intermediary on a fund's behalf.

[left margin]

[graphic of pointing index finger]
Financial intermediaries include banks, broker-dealers, insurance companies and investment advisors.

22      American Century Investments                             1-800-345-2021

SHARE PRICE AND DISTRIBUTIONS

SHARE PRICE

American Century determines the NET ASSET VALUE (NAV) of each fund as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) on each day the Exchange is open. On days when the Exchange is not open
(including certain U.S. holidays), we do not calculate the NAV. The NAV of a fund share is the current value of the fund's assets, minus any liabilities, divided by the number of fund shares outstanding.

If current market prices of securities owned by non-money market funds are not readily available, the advisor may determine their fair value in accordance with procedures adopted by the funds' Board. The portfolio securities of the money market funds are valued at amortized cost. This means that the securities are initially valued at their cost when purchased. After the initial purchase, the difference between the purchase price and the known value at maturity will be reduced at a constant rate until maturity. This valuation will be used regardless of the impact of interest rates on the market value of the security.
The Board has adopted procedures to ensure that this type of pricing is fair to the funds' shareholders.

We will price your purchase, exchange or redemption at the NAV next determined after we receive your transaction request in good order.

DISTRIBUTIONS

Federal tax laws require each fund to make distributions to its shareholders in order to qualify as a "regulated investment company." Qualification as a regulated investment company means that the funds will not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by a fund, as well as CAPITAL GAINS realized on the sale of investment securities.

Money Market Funds

Each money market fund declares distributions from net income daily. These distributions are paid on the last Friday of each month. Distributions are reinvested automatically in additional shares unless you choose another option.

Except as described in the next paragraph, you will begin to participate in fund distributions the day after your purchase is effective. If you redeem shares, you will receive the distribution declared for the day you redeem.

If you redeem all shares, we will include the distribution with your redemption proceeds. You will begin to participate in fund distributions on the day your instructions to purchase are received if you

*  notify us of your purchase prior to 11 a.m. Central time AND

*  pay for your purchase by bank wire transfer prior to 3 p.m. Central time on the same day

Also, we will wire redemptions to you by the end of the business day if you request your redemption before 11 a.m. Central time.

[left margin]

The NET ASSET VALUE of a fund is the price of the fund's shares.

CAPITAL GAINS are increases in the values of capital assets, such as stock, from the time the assets are purchased. Tax becomes due on capital gains once an asset is sold.

www.americancentury.com                   American Century Investments      23

Other Funds

Each fund pays distributions from net income monthly. Each fund generally pays capital gain distributions, if any, once a year, usually in December. A fund may make more frequent distributions, if necessary, to comply with Internal Revenue
Code provisions. Distributions are reinvested automatically in additional shares unless you choose another option.

You will participate in fund distributions, when they are declared, starting on the day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution.
If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, we will reinvest distributions unless you elect to receive them in cash. Please consult your services guide for further information regarding distributions and your distribution options.

24      American Century Investments                             1-800-345-2021

TAXES

Tax-Exempt Income

Most of the income that the funds receive from California municipal securities is exempt from California and regular federal income taxes. However, corporate shareholders should be aware that distributions are subject to California's corporate franchise tax.

Certain funds also may purchase private activity bonds. The income from these securities is subject to the federal alternative minimum tax. If you are subject to the alternative minimum tax, then distributions from the funds that represent income derived from private activity bonds are taxable to you. Consult your tax advisor to determine whether you are subject to the alternative minimum tax.

Taxable Income

The funds' investment performance also is based on sources other than income from California municipal securities. These investment performance sources, while not the primary source of fund distributions, will generate taxable income to you. Some of these investment performance sources are

*  Market Discount Purchases. The funds may buy a tax-exempt security for a price less than the principal amount of the bond. If the price of the bond increases over time, a portion of the gain may be treated as ordinary income and taxable as ordinary income if it is distributed to shareholders.

*  Capital Gains. When a fund sells a security, even a tax-exempt municipal security, it can generate a capital gain or loss, which you must report on your tax return.

*  Temporary Investments. Some temporary investments, such as securities loans and repurchase agreements, can generate taxable income.

                           Tax Rate for           Tax Rate for
Type of Distribution       15% Bracket            28% Bracket or Above
-----------------------------------------------------------------------
Short-term capital gains   Ordinary income rate   Ordinary income rate
Long-term capital gains    10%                    20%

The tax status of any distribution of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund or whether you reinvest your distributions in additional shares or take them in cash. American Century will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing
(Form 1099-DIV).

Distributions also may be subject to state and local taxes. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions--including exchanges to other American Century funds--are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or redemption of shares held for six months or less will  be treated as a long-term capital loss to the extent of any distribution of long-term capital gain and disallowed to the extent of any distribution of tax-exempt income to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal
Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to 31%
withholding, we are required to withhold and remit 31% of dividends, capital gains distributions and redemptions to the IRS.

[left margin]

[graphic of pointing index finger]
BUYING A DIVIDEND

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund's portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund's portfolio.

www.americancentury.com                   American Century Investments     25

FINANCIAL HIGHLIGHTS

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

The tables on the next few pages itemize what contributed to the changes in share price during the period. They also show the changes in share price for this period in comparison to changes over the last five fiscal years.

On a per-share basis, each table includes as appropriate
*  share price at the beginning of the period
*  investment income and capital gains or losses
*  distributions of income and capital gains paid to shareholders
*  share price at the end of the period

Each table also includes some key statistics for the period as appropriate

*  TOTAL RETURN - the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO - operating expenses as a percentage of average net assets

*  NET INCOME RATIO - net investment income as a percentage of average net assets

*  PORTFOLIO TURNOVER - the percentage of the fund's buying and selling activity

The Financial Highlights for the fiscal years ended August 31, 1998, and 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants. Their report is included in the funds' annual reports, which are incorporated by reference into the  Statement of Additional Information, and are available upon request. Prior years' information was audited by other independent auditors, whose report also is incorporated by reference into the Statement of Additional
Information.

26      American Century Investments                             1-800-345-2021

CALIFORNIA TAX-FREE MONEY MARKET FUND

Investor Class

For a Share Outstanding Throughout the Years Ended August 31

Per-Share Data
                                              1999            1998            1997            1996            1995
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                         -----------     -----------     -----------     -----------     -----------

Income From Investment Operations
  Net Investment Income ..............          0.03            0.03            0.03            0.03            0.03
                                         -----------     -----------     -----------     -----------     -----------

Distributions From Net
  Investment Income ..................         (0.03)          (0.03)          (0.03)          (0.03)          (0.03)
                                         -----------     -----------     -----------     -----------     -----------

Net Asset Value, End of Period .......   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                         ===========     ===========     ===========     ===========     ===========

  Total Return(1) ....................          2.62%           3.12%           3.17%           3.12%           3.31%

Ratios/Supplemental Data
                                              1999            1998            1997            1996            1995
--------------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average
  Net Assets .........................          0.50%           0.50%           0.49%           0.49%           0.52%
Ratio of Net Investment Income to
  Average Net Assets .................          2.59%           3.07%           3.10%           3.12%           3.28%
Net Assets, End of Period
  (in thousands) .....................   $   558,175     $   455,994     $   417,784     $   425,846     $   414,099

(1)  Total return assumes reinvestment of dividends and capital gains distributions, if any.

www.americancentury.com                    American Century Investments     27

CALIFORNIA MUNICIPAL MONEY MARKET FUND

Investor Class

For a Share Outstanding Throughout the Years Ended August 31

Per-Share Data
                                            1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ..$      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                       -----------     -----------     -----------     -----------     -----------

Income From Investment Operations
  Net Investment Income ...............       0.03            0.03            0.03            0.03            0.03
                                       -----------     -----------     -----------     -----------     -----------

Distributions
  From Net Investment Income ..........      (0.03)          (0.03)          (0.03)          (0.03)          (0.03)
                                       -----------     -----------     -----------     -----------     -----------

Net Asset Value, End of Period ........$      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                       ===========     ===========     ===========     ===========     ===========

  Total Return(1) .....................       2.76%           3.20%           3.15%           3.23%           3.35%

Ratios/Supplemental Data
                                            1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to
  Average Net Assets ..................       0.50%           0.50%           0.52%           0.53%           0.53%
Ratio of Net Investment Income to
  Average Net Assets ..................       2.73%           3.16%           3.10%           3.20%           3.31%
Net Assets, End of Period
  (in thousands) ......................$   179,985     $   172,592     $   170,477     $   196,520     $   191,722

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

28       American Century Investments                           1-800-345-2021

CALIFORNIA LIMITED-TERM TAX-FREE FUND

Investor Class

For a Share Outstanding Throughout the Years Ended August 31

Per-Share Data
                                            1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ..$     10.43     $     10.30     $     10.19     $     10.23     $     10.12
                                       -----------     -----------     -----------     -----------     -----------

Income From Investment Operations
  Net Investment Income ...............       0.39            0.42            0.43            0.43            0.41
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...      (0.16)           0.13            0.11           (0.04)           0.11
                                       -----------     -----------     -----------     -----------     -----------

  Total From Investment Operations ....       0.23            0.55            0.54            0.39            0.52
                                       -----------     -----------     -----------     -----------     -----------

Distributions
  From Net Investment Income ..........      (0.39)          (0.42)          (0.43)          (0.43)          (0.41)
                                       -----------     -----------     -----------     -----------     -----------

Net Asset Value, End of Period ........$     10.27     $     10.43     $     10.30     $     10.19     $     10.23
                                       ===========     ===========     ===========     ===========     ===========

  Total Return(1) .....................       2.26%           5.40%           5.42%           3.87%           5.33%

Ratios/Supplemental Data
                                            1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to
  Average Net Assets ..................       0.51%           0.52%           0.49%           0.49%           0.51%
Ratio of Net Investment Income to
  Average Net Assets ..................       3.78%           4.02%           4.20%           4.20%           4.10%
Portfolio Turnover Rate ...............         57%             44%             47%             44%             50%
Net Assets, End of Period
  (in thousands) ......................$   141,549     $   130,137     $   126,631     $   103,707     $   104,723

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

www.americancentury.com                   American Century Investments     29

CALIFORNIA INTERMEDIATE-TERM TAX-FREE FUND

Investor Class

For a Share Outstanding Throughout the Years Ended August 31

Per-Share Data
                                            1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ..$     11.37     $     11.27     $     11.05     $     11.06     $     10.86
                                       -----------     -----------     -----------     -----------     -----------

Income From Investment Operations
  Net Investment Income ...............       0.49            0.52            0.54            0.54            0.54
  Net Realized and Unrealized Gain
   (Loss) on Investment Transactions ..      (0.41)           0.25            0.25           (0.01)           0.20
                                       -----------     -----------     -----------     -----------     -----------

  Total From Investment Operations ....       0.08            0.77            0.79            0.53            0.74
                                       -----------     -----------     -----------     -----------     -----------

Distributions
  From Net Investment Income ..........      (0.49)          (0.52)          (0.54)          (0.54)          (0.54)
  From Net Realized Gains on
    Investment Transactions ...........      (0.09)          (0.15)          (0.03)           --              --
  In Excess of Net Realized Gains .....      (0.02)           --              --              --              --
                                       -----------     -----------     -----------     -----------     -----------

  Total Distributions .................      (0.60)          (0.67)          (0.57)          (0.54)          (0.54)
                                       -----------     -----------     -----------     -----------     -----------

Net Asset Value, End of Period ........$     10.85     $     11.37     $     11.27     $     11.05     $     11.06
                                       ===========     ===========     ===========     ===========     ===========

  Total Return(1) .....................       0.74%           7.00%           7.39%           4.79%           7.09%

Ratios/Supplemental Data
                                            1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to
  Average Net Assets ..................       0.51%           0.51%           0.48%           0.48%           0.48%
Ratio of Net Investment Income to
  Average Net Assets ..................       4.41%           4.60%           4.81%           4.87%           5.02%
Portfolio Turnover Rate ...............         54%             28%             42%             36%             25%
Net Assets, End of Period
  (in thousands) ......................$   459,859     $   460,604     $   435,440     $   430,950     $   417,550

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

30     American Century Investments                             1-800-345-2021

CALIFORNIA LONG-TERM TAX-FREE FUND

Investor Class

For a Share Outstanding Throughout the Years Ended August 31

Per-Share Data
                                             1999            1998            1997            1996            1995
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ...$     11.72     $     11.48     $     11.06     $     10.94     $     10.88
                                        -----------     -----------     -----------     -----------     -----------

Income From Investment Operations
  Net Investment Income ................       0.57            0.59            0.61            0.61            0.62
  Net Realized and Unrealized Gain
    (Loss) on Investment Transactions ..      (0.76)           0.44            0.44            0.12            0.12
                                        -----------     -----------     -----------     -----------     -----------

  Total From Investment Operations .....      (0.19)           1.03            1.05            0.73            0.74
                                        -----------     -----------     -----------     -----------     -----------

Distributions
  From Net Investment Income ...........      (0.57)          (0.59)          (0.61)          (0.61)          (0.62)
  From Net Realized Gains on
    Investment Transactions ............      (0.07)          (0.20)          (0.02)           --             (0.06)
  In Excess of Net Realized Gains ......      (0.03)           --              --              --              --
                                        -----------     -----------     -----------     -----------     -----------

  Total Distributions ..................      (0.67)          (0.79)          (0.63)          (0.61)          (0.68)
                                        -----------     -----------     -----------     -----------     -----------

Net Asset Value, End of Period .........$     10.86     $     11.72     $     11.48     $     11.06     $     10.94
                                        ===========     ===========     ===========     ===========     ===========

  Total Return(1) ......................      (1.85)%          9.25%           9.70%           6.77%           7.21%

Ratios/Supplemental Data
                                             1999            1998            1997            1996            1995
-------------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to
  Average Net Assets ...................       0.51%           0.51%           0.48%           0.48%           0.49%
Ratio of Net Investment Income to
  Average Net Assets ...................       4.94%           5.07%           5.40%           5.48%           5.84%
Portfolio Turnover Rate ................         52%             36%             50%             42%             60%
Net Assets, End of Period
  (in thousands) .......................$   332,627     $   325,194     $   304,671     $   288,022     $   276,085

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

www.americancentury.com                   American Century Investments     31

CALIFORNIA INSURED TAX-FREE FUND

Investor Class

For a Share Outstanding Throughout the Years Ended August 31

Per-Share Data
                                             1999            1998            1997            1996            1995
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ...$     10.60     $     10.37     $     10.00     $      9.89     $      9.67
                                        -----------     -----------     -----------     -----------     -----------

Income From Investment Operations
  Net Investment Income ................       0.50            0.51            0.53            0.53            0.53
  Net Realized and Unrealized Gain
    (Loss) on Investment Transactions ..      (0.66)           0.39            0.37            0.11            0.22
                                        -----------     -----------     -----------     -----------     -----------

  Total From Investment Operations .....      (0.16)           0.90            0.90            0.64            0.75
                                        -----------     -----------     -----------     -----------     -----------

Distributions
  From Net Investment Income ...........      (0.50)          (0.51)          (0.53)          (0.53)          (0.53)
  From Net Realized Gains ..............      (0.04)          (0.16)           --              --              --
  In Excess of Net Realized Gains ......      (0.02)           --              --              --              --
                                        -----------     -----------     -----------     -----------     -----------

  Total Distributions ..................      (0.56)          (0.67)          (0.53)          (0.53)          (0.53)
                                        -----------     -----------     -----------     -----------     -----------

Net Asset Value, End of Period .........$      9.88     $     10.60     $     10.37     $     10.00     $      9.89
                                        ===========     ===========     ===========     ===========     ===========

  Total Return(1) ......................      (1.71)%          8.96%           9.25%           6.60%           8.09%

Ratios/Supplemental Data
                                             1999            1998            1997            1996            1995
-------------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to
  Average Net Assets ...................       0.51%           0.51%           0.48%           0.49%           0.50%
Ratio of Net Investment Income to
  Average Net Assets ...................       4.78%           4.91%           5.23%           5.30%           5.54%
Portfolio Turnover Rate ................         32%             31%             46%             43%             40%
Net Assets, End of Period
  (in thousands) .......................$   211,937     $   215,509     $   189,145     $   191,811     $   178,913

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

32     American Century Investments                             1-800-345-2021

CALIFORNIA HIGH-YIELD MUNICIPAL FUND

Investor Class

For a Share Outstanding Throughout the Years Ended August 31

Per-Share Data
                                             1999            1998            1997            1996            1995
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ...$      9.93     $      9.68     $      9.27     $      9.11     $      9.06
                                        -----------     -----------     -----------     -----------     -----------

Income From Investment Operations
  Net Investment Income ................       0.49            0.51            0.55            0.56            0.56
  Net Realized and Unrealized Gain
    (Loss) on Investment Transactions ..      (0.46)           0.37            0.41            0.16            0.05
                                        -----------     -----------     -----------     -----------     -----------

  Total From Investment Operations .....       0.03            0.88            0.96            0.72            0.61
                                        -----------     -----------     -----------     -----------     -----------

Distributions
  From Net Investment Income ...........      (0.49)          (0.51)          (0.55)          (0.56)          (0.56)
  From Net Realized Gains ..............      --(1)           (0.12)           --              --              --
  In Excess of Net Realized Gains ......      (0.11)           --              --              --              --
                                        -----------     -----------     -----------     -----------     -----------

  Total Distributions ..................      (0.60)          (0.63)          (0.55)          (0.56)          (0.56)
                                        -----------     -----------     -----------     -----------     -----------

Net Asset Value, End of Period .........$      9.36     $      9.93     $      9.68     $      9.27     $      9.11
                                        ===========     ===========     ===========     ===========     ===========

  Total Return(2) ......................       0.26%           9.35%          10.61%           8.02%           7.09%

Ratios/Supplemental Data
                                             1999            1998            1997            1996            1995
-------------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to
  Average Net Assets ...................       0.54%           0.54%           0.50%           0.51%           0.51%
Ratio of Net Investment Income to
  Average Net Assets ...................       5.08%           5.23%           5.77%           5.99%           6.30%
Portfolio Turnover Rate ................         59%             36%             46%             36%             40%
Net Assets, End of Period
  (in thousands) .......................$   341,968     $   303,842     $   192,831     $   144,675     $   116,166

(1) Per share amount was less than $0.005.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

www.americancentury.com                   American Century Investments     33

[back cover]

MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

Annual and Semiannual Reports

These reports contain more information about the funds' investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period.

Statement of Additional Information

The SAI contains a more detailed, legal description of the funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus. This means that it is legally part of this
Prospectus, even if you don't request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the funds or your accounts, by contacting American Century at the address or telephone numbers listed below.

You also can get information about the funds (including the SAI) from the
Securities and Exchange Commission (SEC).

*   In person               SEC Public Reference Room
                            Washington, D.C.
                            Call 1-800-SEC-0330 for location
                            and hours.

*   On the Internet         www.sec.gov

*   By mail                 SEC Public Reference Section
                            Washington, D.C. 20549-6009
                            (The SEC will charge a fee for copying
                            the documents.)

Investment Company Act File No. 811-0816

                        [american century logo (reg.sm)]
                                    American
                                    Century

                          American Century Investments
                                P.O. Box 419200
                        Kansas City, Missouri 64141-6200

                         1-800-345-2021 or 816-531-5575

9912
SH-PRS-17965

AMERICAN CENTURY

Statement of Additional Information

                                          California Tax-Free Money Market Fund

                                         California Municipal Money Market Fund

                                          California Limited-Term Tax-Free Fund

                                     California Intermediate-Term Tax-Free Fund

                                             California Long-Term Tax-Free Fund

                                               California Insured Tax-Free Fund

                                           California High-Yield Municipal Fund

                                                [american century logo (reg.sm)]
                                                                        American
                                                                         Century

[left margin]

[background artwork of tree logo]

JANUARY 1, 2000

American Century California Tax-Free and Municipal Funds

   THIS STATEMENT OF ADDITIONAL INFORMATION ADDS TO THE DISCUSSION IN THE FUNDS'
    PROSPECTUS, DATED JANUARY 1, 2000, BUT IS NOT A PROSPECTUS. THE STATEMENT OF
    ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' CURRENT
   PROSPECTUS.  IF YOU WOULD LIKE A COPY OF THE PROSPECTUS, PLEASE CONTACT US AT
     ONE OF THE ADDRESSES OR TELEPHONE NUMBERS LISTED ON THE BACK COVER OR VISIT
                         AMERICAN CENTURY'S WEB SITE AT WWW.AMERICANCENTURY.COM.

                        THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY
  REFERENCE CERTAIN INFORMATION THAT APPEARS IN THE FUNDS' ANNUAL AND SEMIANNUAL
    REPORTS, WHICH ARE DELIVERED TO ALL SHAREHOLDERS. YOU MAY OBTAIN A FREE COPY
            OF THE FUNDS' ANNUAL OR SEMIANNUAL REPORT BY CALLING 1-800-345-2021.

                                                        Funds Distributor, Inc.,
                                                                     Distributor

www.americancentury.com                   American Century Investments     1

2     American Century Investments                             1-800-345-2021

THE FUNDS' HISTORY

American Century California Tax-Free and Municipal Funds is a registered open-end management investment company that was organized as a Massachusetts business trust on February 18, 1983. From then until January 1997, it was known as Benham California Tax-Free and Municipal Funds. Throughout this Statement of
Additional Information we refer to American Century California Tax-Free and
Municipal Funds as the Trust.

Each fund is a separate series of the Trust and operates for many purposes as if it were  an independent company. Each fund has its own tax identification and stock registration number.

Fund-Class (Ticker Symbol)                                       Inception Date
-------------------------------------------------------------------------------
California Tax-Free Money Market Fund--Investor Class (BCTXX)       11/09/1983
California Municipal Money Market Fund--Investor Class (BNCXX)      12/31/1990
California Limited-Term Tax-Free Fund--Investor Class (BCSTX)       06/01/1992
California Intermediate-Term Tax-Free Fund--Investor Class (BCITX)  11/09/1983
California Long-Term Tax-Free Fund--Investor Class (BCLTX)          11/09/1983
California Insured Tax-Free Fund--Investor Class (BCINX)            12/30/1986
California High-Yield Municipal Fund--Investor Class (BCHYX)        12/30/1986

FUND INVESTMENT GUIDELINES

This section explains the extent to which the funds' advisor, American Century
Investment Management, Inc. can use various investment vehicles and strategies in managing a fund's assets. Descriptions of the investment techniques and risks associated with each appear in the section, "Investment Strategies and Risks,"
which begins on page 6. In the case of the funds' principal investment strategies, these descriptions elaborate upon discussion contained in the
Prospectus.

Each fund is a diversified open-end investment company as defined in the
Investment Company Act of 1940 (the Investment Company Act), with the exception of the California Municipal Money Market which is non-diversified. Diversified means that, with respect to 75% of its total assets, each fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer.
California Municipal Money Market also will seek to meet this test.

To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

Each fund intends to remain fully invested in municipal obligations. As a fundamental policy, each fund will invest at least 80% of its net assets in
California municipal obligations. A municipal obligation is a "California"
municipal obligation if its income is exempt from California state income taxes.

The remaining 20% of net assets may be invested in (1) municipal obligations issued in other states and (2) U.S. government obligations. For temporary defensive purposes, each fund may invest more than 20% of its net assets in these obligations. For liquidity purposes, each non-money market fund may invest up to 5% of its total assets in shares of money market funds, including
California Municipal Money Market and California Tax-Free Money Market.

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Each fund will invest at least 80% of its net assets in obligations with interest exempt from regular federal income tax. California Municipal Money
Market and California High-Yield Municipal, unlike the other funds, may invest substantially all of their assets in securities that are subject to the alternative minimum tax. See "Alternative Minimum Tax," page 32.

For an explanation of the securities ratings referred to in the Prospectus and this Statement of Additional Information, see "Explanation of Fixed-Income
Securities Ratings" beginning on page 36.

CALIFORNIA TAX-FREE MONEY MARKET FUND
CALIFORNIA MUNICIPAL MONEY MARKET FUND

The money market funds may be appropriate for investors seeking share price stability who can accept the lower yields that short-term obligations typically provide.

In selecting investments for the money market funds, the advisor adheres to regulatory guidelines concerning the quality and maturity of money market fund investments as well as to internal guidelines designed to minimize credit risk.
In particular, each fund:

*  buys only U.S. dollar-denominated obligations with remaining maturities of 13 months or less (and variable- and floating-rate obligations with demand features that effectively shorten their maturities to 13 months or less)

*  maintains a dollar-weighted average maturity of 90 days or less

*  restricts its investments to high-quality obligations determined by the advisor, pursuant to procedures established by the Board of Trustees, to present minimal credit risks

To be considered high-quality, an obligation must be

*  a U.S. government obligation, or

*  rated (or of an issuer rated with respect to a class of comparable short-term obligations) in one of the two highest rating categories for short-term obligations by at least two nationally recognized statistical rating agencies
   ("rating agencies") (or one if only one has rated the obligation), or

*  an obligation judged by the advisor, pursuant to guidelines established by the Board of Trustees, to be of quality comparable to the securities listed above

While it adheres to the same quality and maturity criteria as California
Tax-Free Money Market, California Municipal Money Market may purchase private activity municipal securities. The interest from these securities is treated as a tax-preference item in calculating federal alternative minimum tax (AMT)
liability. In the past, private activity securities have provided somewhat higher yields than comparable municipal securities whose interest is not a tax-preference item. Therefore, the fund is designed for investors who do not expect to pay alternative minimum taxes. See "Taxes," page 31.

CALIFORNIA LIMITED-TERM TAX-FREE FUND
CALIFORNIA INTERMEDIATE-TERM TAX-FREE FUND
CALIFORNIA LONG-TERM TAX-FREE FUND

California Limited-Term Tax-Free, California Intermediate-Term Tax-Free and
California Long-Term Tax-Free have identical policies governing the quality of securities in which they may invest. The funds differ in their maturity criteria as stated in the Prospectus.

In terms of credit quality, each of these funds restricts its investments to

*  municipal bonds rated, when acquired, within the four highest categories designated by a rating agency

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*  municipal notes (including variable-rate demand obligations) and tax-exempt commercial paper that is rated, when acquired, within the two highest categories designated by a rating agency

*  unrated obligations judged by the advisor, under the direction of the Board of Trustees, to be of quality comparable to the securities listed above

CALIFORNIA INSURED TAX-FREE FUND

California Insured Tax-Free invests primarily in long-term municipal obligations covered by insurance that guarantees the timely payment of interest and repayment of principal.

Under normal conditions, at least 65% of the fund's total assets are invested in insured municipal obligations. Securities held by the fund may be (1) insured under a new-issue insurance policy obtained by the issuer of the security, (2)
insured under a secondary market insurance policy purchased by the fund or a previous bondholder, (3) secured by an escrow or trust account holding U.S.
government securities, or (4) rated AAA by a rating agency based upon the issuer's credit quality.

California Insured Tax-Free also may invest in short-term securities carrying one of the two highest ratings designated by a rating agency.

CALIFORNIA HIGH-YIELD MUNICIPAL FUND

Like California Long-Term Tax-Free, California High-Yield Municipal invests primarily in long- and intermediate-term California municipal obligations.
Although California High-Yield Municipal typically invests a significant portion of its assets in investment-grade bonds, the advisor does not adhere to specific rating criteria in selecting investments  for this fund. The fund invests in securities rated or judged by the advisor to be below investment-grade quality
(e.g., bonds rated BB/Ba or lower, which are sometimes referred to as junk bonds) or unrated bonds.

Many issuers of medium- and lower-quality bonds choose not to have their obligations rated and a large portion of California High-Yield Municipal's portfolio may consist of obligations that, when acquired, were not rated. There is no limit to the percentage of assets the fund may invest in unrated securities. The fund may invest up to 10% of its total assets in securities that are in technical or monetary default.

California High-Yield Municipal may invest in investment-grade municipal obligations if the advisor considers it appropriate to do so. Investments of this nature may be made due to market considerations (e.g., a limited supply of medium- and lower-grade municipal obligations) or to increase liquidity of the fund. Investing in high-grade obligations may lower the fund's return.

California High-Yield Municipal may purchase private activity municipal securities. The interest from these securities is treated as a tax-preference item in calculating federal AMT liability. Under normal circumstances, the advisor expects to invest between 10% and 30% of the fund's total assets in private activity securities. Therefore, the fund is better suited for investors who do not expect alternative minimum tax liability. See "Taxes," page 31.

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FUND INVESTMENTS AND RISKS

INVESTMENT STRATEGIES AND RISKS

This section describes the investment vehicles and strategies that the fund managers can use in managing a fund's assets. It also details the risks associated with each, because each technique contributes to a fund's overall risk profile.

Concentration in Types of Municipal Activities

From time to time, a significant portion of a fund's assets may be invested in municipal obligations that are related to the extent that economic, business or political developments affecting one of these obligations could affect the other obligations in a similar manner. For example, if a fund invested a significant portion of its assets in utility bonds and a state or federal government agency or legislative body promulgated or enacted new environmental protection requirements for utility providers, projects financed by utility bonds could suffer as a group. Additional financing might be required to comply with the new environmental requirements, and outstanding debt might be downgraded in the interim. Among other factors that could negatively affect bonds issued to finance similar types of projects are state and federal legislation regarding financing for municipal projects, pending court decisions relating to the validity or means of financing municipal projects, material or manpower shortages, and declining demand for projects or facilities financed by the municipal bonds.

About the Risks Affecting California Municipal Securities

As noted in the Prospectus, the funds are susceptible to political, economic and regulatory events that affect issuers of California municipal obligations. These include possible adverse effects of California constitutional amendments, legislative measures, voter initiatives and other matters described below.

The following information about risk factors is provided in view of the funds'
policies of concentrating their assets in California municipal securities. This information is based on recent official statements relating to securities offerings of California issuers, although it does not constitute a complete description of the risk associated with investing in securities of these issuers. While the advisor has not independently verified the information contained in the official statements, it has no reason to believe the information is inaccurate.

ECONOMIC OVERVIEW

California's economy is the largest among the 50 states and one of the largest in the world. The state's 1998 population of approximately 33.5 million, representing approximately 12% of the U.S. population, has grown by 51% since
1980. Total personal income, an estimated $904 billion in 1998, accounted for approximately 12.7% of personal income nationwide.

From 1990 through 1993, the state suffered a severe recession, the worst since the 1930s, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and a major drop in real estate construction.
California's economy has been recovering and growing steadily since the beginning of 1994, to the point where the state's economic growth is outpacing the rest of the nation. The state added more than 400,000 non-farm jobs in 1998, while personal income grew by more than $58.4 billion. The unemployment rate, while still higher than the national average, fell to the low 5.9% range in mid-1998, compared to over 10% at the worst of the recession.

California's economic expansion is being fueled by strong growth in high-technology industries, including computer software, electronics manufacturing and motion picture/television production. Growth is also strong in business services, export trade and manufacturing, with even the aerospace sector showing increasing employment. Non-residential and

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residential construction have been growing moderately since the depths of the recession, but remain much lower (as measured by annual new unit permits) than the late 1980s.

CONSTITUTIONAL LIMITATIONS ON TAXES

Many California issuers rely on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by voters in
1978 and commonly known as "Proposition 13." Article XIIIA limits to 1% of full cash value the rate of ad valorem taxes on real property and restricts the reassessment of property to 2% per year, except where new construction or changes of ownership have occurred (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. The U.S. Supreme Court has upheld
Proposition 13 against claims that it has unlawfully resulted in widely varying tax liability on similarly situated properties.

Article XIIIA also requires voters of any governmental unit to give two-thirds approval to levy any special tax. Subsequent court decisions, however, have allowed non-voter approved general taxes so long as they are not dedicated to a specific use. In response to these decisions, voters adopted an initiative in
1986 that imposed new limits on the ability of local government entities to raise or levy general taxes without voter approval. Based upon a 1991 intermediate appellate court decision, it was believed that significant parts of this initiative, known as Proposition 62, were unconstitutional. On September
28, 1995, the California Supreme Court rendered a decision in the case of Santa
Clara County Local Transportation Authority vs. Guardino that rejected the prior decision and upheld Proposition 62, while striking down a 1/2-cent sales tax for transportation purposes that was approved by a majority, but less than two-thirds, vote. Proposition 62 does not apply to charter cities, but other local governments may be constrained in raising any taxes without voter approval.

On November 5, 1996, the voters of the state approved Proposition 218. This proposition adds Articles XIIIC and XIIID to the state Constitution, which affect the ability of local governments, including charter cities, to levy and collect both existing and future taxes, assessments, fees and charges.
Proposition 218 became effective on November 6, 1996, although application of some of its provisions was deferred until July 1, 1997. This proposition could negatively impact a local government's ability to make its debt service payments, and thus could result in lower credit ratings.

CONSTITUTIONAL LIMITATIONS ON APPROPRIATIONS

The state and its local governments are subject to an annual appropriations limit imposed by Article XIIIB of the California Constitution. This article was enacted by voters in 1979 and was significantly amended by Propositions 98 and
111 in 1988 and 1990, respectively. Article XIIIB prohibits the state and subject local governments from spending "appropriations subject to limitation"
in excess of an appropriations limit. The appropriations limit is adjusted annually to reflect population changes and changes in the cost of living as well as transfers of responsibility between government units. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes" consisting of tax revenues and certain other charges and fees to the extent that such proceeds exceed the cost of providing the product or service. However, proceeds of taxes exclude most state subventions to local governments.

"Excess revenues" under Article XIIIB are measured over a two-year cycle. Local governments must return any excess revenues to taxpayers through tax rate reductions. The state must refund 50% of any excess and pay the other 50% to schools and community colleges. With the application of more liberal annual adjustment factors since 1988 and depressed revenues since 1990 due to the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may, by voter approval, exceed their spending limits for a limited time.

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Because of the complex nature of Articles XIIIA and XIIIB, the ambiguities and possible inconsistencies in their terms and the impossibility of predicting future appropriations, population changes, changes in the cost of living or the probability of continuing legal challenges, it is difficult to measure the full impact of these Articles on the California municipal market or on the ability of
California issuers to pay debt service on their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA

As of August 1, 1999, the state had approximately $19.9 billion of general obligation bonds outstanding, and approximately $12.7 billion remained authorized but unissued. Of the state's outstanding general obligation debt, 18%
is presently self-liquidating (i.e., program revenues are expected to be sufficient to reimburse the General Fund for debt service payments). In fiscal year 1998-99, debt service on general obligation bonds and lease-purchase debt was approximately 4.4% of general fund revenues, approximately the same as for
1997-98, down from 4.98% in fiscal year 1996-97.

The state's principal sources of General Fund revenues for fiscal year 1998-99 were the California personal income tax (52.7% of total revenues), the sales tax
(32.1%), bank and corporations taxes (9.3%) and the gross premium tax on insurance (2.2%). Historically, the state has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.

General. Pressures on the state's budget in the late 1980s and early 1990s were caused by a combination of external economic conditions and growth of the largest General Fund expenditure programs--K-12 education, health, welfare and corrections--at rates faster than the revenue base. The largest state expenditure program is assistance to local public school districts. In 1988,
Proposition 98 was enacted; it essentially guarantees local school districts and community college districts a minimum share of the state's General Fund revenues
(currently 35%).

Expenditures pressures could continue as the state's overall population and school age population continue to grow, and as the state's corrections program responds to a "Three Strikes" law enacted in 1994 (which requires mandatory life prison terms for certain third-time felony offenders). In addition, the long-term impact of federal welfare reform on the state's budget is uncertain.

Recent Budgets. State finances have improved over the past four fiscal years, due primarily to stronger than anticipated revenue and lower than anticipated social spending. The state finished fiscal year 1998-99 with an estimated $2.4 billion fund balance. The fiscal 1999 budget contained the following features:

*  Funding for higher education was increased substantially as funding for the
   University of California and the California State University System is
   budgeted to increase 15.6% and 14.1%, respectively.

*  The budget includes increased funding for health, welfare and social services programs based primarily on a 4.9% grant increase, the first such increase in nine years.

*  Funding for judiciary and criminal justice programs increased about 11%
   reflecting increased state support for local trial courts and rising prison population.

*  The budget also includes a dedication of $376 million of General Fund moneys for capital outlay projects, funding of a 3% State employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and
   Economic Development Bank ($50 million).

*  The budget contains a tax reduction of $1.4 billion, primarily reflected in the phased-in reduction of the Vehicle License Fee (VLF). Other tax reductions include both a temporary and permanent increase in the personal income tax dependent credit, a nonrefundable renters' tax credit, and various targeted business tax credits.

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Current Budget. The Budget Act anticipates General Fund revenues and transfers of  $63.0 billion (8.7% increase from the prior fiscal year) and expenditures of
$63.7 billion (an 8.8% increase). On a budgetary basis, the General Fund balance is projected to decrease from $2.4 billion as of June 30, 1999, to $1.7 billion as of June 30, 2000. The following are major features of the 1999-00 Budget Act:

*  Proposition 98 Funding for K-12 schools was increased by $1.6 billion over revised fiscal year levels and $108.6 million higher than the minimum
   Proposition 98 guarantee.

*  Funding for higher education increased by $184 million (7.3%) for the
   University of California, $126.0 million (5.9%) for the California State
   University System and $324.3 million (6.6%) for community colleges.

*  Funding for health and human services increased nearly $600 million.

*  $800 million from the General Fund will be directed toward infrastructure, including $425 million in additional funding for the Infrastructure Bank.

*  The Legislature enacted a one-year reduction of 10% in the Vehicle License
   Fee (VLF) for calendar year 2000, at a cost of about $250 million in fiscal year 2000 and 2001. In addition, several targeted tax cuts, primarily for business, also were approved at a cost of $54 million in fiscal year 2000.

*  A one-time appropriation of $150 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990s.

Due to the improvement in the state's economy and financial condition, the State of California was upgraded by Moody's Investors Service in October 1998 from A1 to Aa3; by Standard and Poor's in August 1999 from A+ to AA-; and by Fitch
Investors Service in September 1997 from A+ to AA-.

OBLIGATIONS OF OTHER ISSUERS IN CALIFORNIA

Property tax revenues received by local governments declined more than 50%
following the passage of Proposition 13 in 1978. Subsequently, the California
legislature enacted measures to provide for the redistribution of the state's
General Fund surplus to local agencies, the reallocation of certain state revenues to local agencies, and the assumption of certain government functions by the state to assist the state's municipalities. However, in response to the fiscal crisis at the state level, the Legislature in 1992-93 and 1993-94 effectively reversed the post-Proposition 13 bailout aid and directed over $3 billion of city, county and special district property taxes to school districts, which enabled the state to reduce its aid to schools by the same amount. Part of this shortfall is to be covered by a 0.5% sales tax allocated to local government public safety purposes. The 0.5% sales tax increase was imposed by
Proposition 172, which was approved by a majority of voters at the statewide election on November 2, 1993.

Even with these cuts and property tax shifts, more than 70% of the state's
General Fund expenditures are for local government assistance. To the extent that the state is constrained by its Article XIIIB appropriations limit, its obligation to conform to Proposition 98 or other fiscal considerations, the absolute level or rate of growth of state assistance to local governments may be reduced. Any such reductions in state aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.

Municipal Notes

Municipal notes are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

Tax Anticipation Notes (TANs) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use and business taxes, and are payable from these future taxes. Tax anticipation notes usually are general obligations of the issuer. General

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obligations are secured by the issuer's pledge of its full faith and credit
(i.e., taxing power) for the payment of principal and interest.

Revenue Anticipation Notes (RANs) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.

Bond Anticipation Notes (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.

Tax-Exempt Commercial Paper is an obligation with a stated maturity of 365 days or less issued to finance seasonal cash flow needs or to provide short-term financing in anticipation of longer-term financing.

Revenue Anticipation Warrants, or reimbursement warrants, are issued to meet the cash flow needs of the State of California at the end of a fiscal year and in the early weeks of the following fiscal year. These warrants are payable from unapplied money in the state's General Fund, including the proceeds of revenue anticipation notes issued following enactment of a state budget or the proceeds of refunding warrants issued by the state.

Municipal Bonds

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.

General Obligation (GO) Bonds are issued by states, counties, cities, towns and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. General obligation bonds are backed by the issuer's full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

Revenue Bonds are not backed by an issuer's taxing authority; rather, interest and principal are secured by the net revenues from a project or facility.
Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and sea port facilities, schools and hospitals. Many revenue bond issuers provide additional security in the form of a debt-service reserve fund that may be used to make payments of interest and repayments of principal on the issuer's obligations. Some revenue bond financings are further protected by a state's assurance (without obligation) that it will make up deficiencies in the debt-service reserve fund.

Industrial Development Bonds (IDBs), a type of revenue bond, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic and pollution control projects, as well as public facilities such as mass transit systems, air and sea port facilities and parking garages. Payment of interest and repayment of principal on an IDB depend solely on the ability of the facility's user to meet financial obligations, and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.

Variable- and Floating-Rate Obligations

The funds may buy variable- and floating-rate demand obligations (VRDOs and
FRDOs). These obligations carry rights that permit holders to demand payment of the unpaid principal plus accrued interest, from the issuers or from financial intermediaries. Floating-rate securities, or floaters, have interest rates that change whenever there is a change in a designated base rate; variable-rate instruments provide for a specified, periodic adjustment in

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the interest rate. These rate formulas are designed to result in a market value for the VRDO or FRDO that approximates par value.

Obligations with Term Puts Attached

Each fund may invest in fixed-rate bonds subject to third-party puts and in participation interests in such bonds held by a bank in trust or otherwise.
These bonds and participation interests have tender options or demand features that permit the funds to tender  (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof.

The advisor expects that the funds will pay more for securities with puts attached than for securities without these liquidity features. The advisor may buy securities with puts attached to keep a fund fully invested in municipal securities while maintaining sufficient portfolio liquidity to meet redemption requests or to facilitate management of the fund's investments.

To ensure that the interest on municipal securities subject to puts is tax-exempt to the funds, the advisor limits the funds' use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service
(IRS).

Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts normally will be determined to have a value of zero, regardless of whether any direct or indirect consideration is paid. Accordingly, puts as separate securities are not expected to affect the funds' weighted average maturities. When a fund has paid for a put, the cost will be reflected as unrealized depreciation on the underlying security for the period the put is held. Any gain on the sale of the underlying security will be reduced by the cost of the put.

There is a risk that the seller of a put will not be able to repurchase the underlying obligation when (or if) a fund attempts to exercise the put. To minimize such risks, the funds will purchase obligations with puts attached only from sellers deemed creditworthy by the advisor under the direction of the Board of Trustees.

Tender Option Bonds

Tender option bonds (TOBs) were created to increase the supply of high-quality, short-term tax-exempt obligations, and thus they are of particular interest to the money market funds. However, any of the funds may purchase these instruments.

TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the guarantor's short-term rating and the underlying bond's long-term rating.

There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this, the advisor monitors the credit quality of bonds underlying the funds' TOB holdings and intends to sell or put  back any TOB if the rating on its underlying bond falls below the second-highest rating category designated by a rating agency.

The advisor also takes steps to minimize the risk that a fund may realize taxable income as a result of holding TOBs. These steps may include consideration of (1) legal opinions relating to the tax-exempt status of the underlying municipal bonds, (2) legal opinions relating to the tax ownership of the underlying bonds, and (3) other elements of the structure that could result in taxable income or other adverse tax consequences. After purchase, the advisor monitors factors related to the tax-exempt status of the fund's TOB holdings in order to minimize the risk of generating taxable income.

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When-Issued and Forward Commitment Agreements

The funds may engage in municipal securities transactions on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, a fund will establish and maintain until the settlement date a segregated account consisting of cash, cash equivalents or other appropriate liquid securities in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

As an operating policy, no fund will commit more than 50% of its total assets to when-issued or forward commitment agreements. If fluctuations in the value of securities held cause more than 50% of a fund's total assets to be committed under when-issued or forward commitment agreements, the fund managers need not sell such agreements, but they will be restricted from entering into further agreements on behalf of the fund until the percentage of assets committed to such agreements is below 50% of total assets.

Municipal Lease Obligations

Each fund may invest in municipal lease obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, a fund will not hold such obligations directly as a lessor of the property but will purchase a participation interest in a municipal lease obligation from a bank or other third party.

Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements.
Leases, installment purchases or conditional sale contracts (which normally provide for title to the leased asset to pass to the government issuer) have evolved as a way for government issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt.

Many leases and contracts include nonappropriation clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

California and its municipalities are the largest issuers of municipal lease obligations in the United States.

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Inverse Floaters

The funds (except the money market funds) may hold inverse floaters. An inverse floater is a type of derivative that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch
Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchases fixed-rate bonds and places them in a trust, or (2) by an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

*  Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

*  Inverse floater holders receive all of the interest that remains on the underlying bonds after floater interest and auction fees are paid.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to "put back" their interests to the issuer or to a third party. If a
Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

Lower-Quality Bonds

As indicated in the Prospectus, an investment in California High-Yield Municipal carries greater risk than an investment in the other funds because the fund may invest, without limitation, in lower-rated bonds and unrated bonds judged by the advisor to be of comparable quality (collectively, lower-quality bonds).

While the market values of higher-quality bonds tend to correspond to market interest rate changes, the market values of lower-quality bonds tend to reflect the financial condition of their issuers.

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Projects financed through the issuance of lower-quality bonds are often highly leveraged. The issuer's ability to service its debt obligations may be adversely affected  by an economic downturn, a period of rising interest rates, the issuer's inability to meet projected revenue forecasts, or a lack of needed additional financing.

Lower-quality bonds generally are unsecured and often are subordinated to other obligations of the issuer. These bonds frequently have call or buy-back features that permit the issuer to call or repurchase the bond from the holder. Premature disposition of a lower-quality bond due to a call or buy-back feature, deterioration of the issuer's creditworthiness, or a default may make it difficult for the advisor to manage the flow of income to the fund, which may have negative tax implications for shareholders.

The market for lower-quality bonds tends to be concentrated among a smaller number of dealers than the market for higher-quality bonds. This market is dominated by dealers and institutions (including mutual funds), rather than by individuals. To the extent that a secondary trading market for lower-quality bonds exists, it may not be as liquid as the secondary market for higher-quality bonds. Limited liquidity in the secondary market may adversely affect market prices and hinder the advisor's ability to dispose of particular bonds when it determines that it is in the best interest of the fund to do so. Reduced liquidity also may hinder the advisor's ability to obtain market quotations for purposes of valuing the fund's portfolio and determining its net asset value.

The advisor continually monitors securities to determine their relative liquidity.

A fund may incur expenses in excess of its ordinary operating expenses if it becomes necessary to seek recovery on a defaulted bond, particularly a lower-quality bond.

Short-Term Securities

In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, the non-money market funds may invest a portion of their assets in money market and other short-term securities.

Examples of those securities include:

*  Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities

*  Commercial Paper

*  Certificates of Deposit and Euro Dollar Certificates of Deposit

*  Bankers' Acceptances

*  Short-term notes, bonds, debentures or other debt instruments

*  Repurchase agreements

In addition, each fund may invest part of its assets in other investment companies, including money market funds. Under the Investment Company Act, a fund's investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company;
(b) 5% of the fund's total assets with respect to any one investment company;
and (c) 10% of a fund's total assets in the aggregate. For the non-money market funds, these investments may include investments in money market funds managed by the advisor. Any investments in money market funds must be consistent with the investment policies and restrictions of the fund making the investment.

If a fund invests in U.S. government securities, a portion of dividends paid to shareholders will be taxable at the federal level, and may be taxable at the state level, as ordinary income. However, the advisor intends to minimize such investments and, when suitable short-term municipal securities are unavailable, may allow the funds to hold cash to avoid generating taxable dividends.

14     American Century Investments                             1-800-345-2021

Futures and Options

Each non-money market fund may enter into futures contracts, options or options on futures contracts. Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure. The funds do not use futures and options transactions for speculative purposes.

Although other techniques may be used to control a fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures
Trading Commission (CFTC), a U.S. government agency. The funds may engage in futures and options transactions based on securities indices such as the Bond
Buyer Municipal Bond Index that are consistent with the funds' investment objectives. The funds also may engage in futures and options transactions based on specific securities such as U.S. Treasury bonds or notes.

Bond Buyer Municipal Bond Index futures contracts differ from traditional futures contracts in that when delivery takes place, no bonds change hands.
Instead, these contracts settle in cash at the spot market value of the Bond
Buyer Municipal Bond Index.

Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

To initiate and maintain open positions in a futures contract, a fund would be required to make a good faith margin deposit in cash or government securities with a futures broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security)
if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised.
In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums.

Once a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional variation margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker for as long as the contract remains open and do not constitute margin transactions for purposes of the funds' investment restrictions.

RISKS RELATED TO FUTURES AND OPTIONS TRANSACTIONS

Futures and options prices can be volatile, and trading in these markets involves certain risks. If the advisor applies a hedge at an inappropriate time or judges interest rate trends incorrectly, futures and options strategies may lower a fund's return.

A fund could suffer losses if it were unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the advisor considers it appropriate or desirable to do
so. In the event of adverse price movements, a fund would be required

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to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the advisor would not otherwise elect to do so. In addition, a fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The advisor will seek to minimize these risks by limiting the contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

A fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract at the same time that it experiences a decline in the value of its "hedged" portfolio securities.
A fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders  to substantial losses.

OPTIONS ON FUTURES

By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A fund can terminate its position in a put option by allowing it to expire or by exercising the option.
If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.

Although they do not currently intend to do so, the funds may write (or sell)
call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the funds would give up some ability to participate in a price increase on the underlying security. If a fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS

Each non-money market fund may enter into futures contracts, options or options on futures contracts.

Under the Commodity Exchange Act, a fund may enter into futures and options transactions (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums, or (b) for other-than-hedging purposes, provided that assets committed to initial margin and option premiums do not exceed 5% of the fund's total assets. To the extent required by law, each fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

16     American Century Investments                             1-800-345-2021

Municipal Bond Insurers

Securities held by California Insured Tax-Free may be (a) insured under a new-issue insurance policy obtained by the issuer of the security or (b) insured under a secondary market insurance policy purchased by the fund or a previous bond holder. The following paragraphs provide some background on the bond insurance organizations most frequently relied upon for municipal bond insurance in the United States.

AMBAC Indemnity Corporation (AMBAC Indemnity) is a Wisconsin-domiciled stock insurance corporation. AMBAC Indemnity is a wholly owned subsidiary of AMBAC
Inc.,  a publicly held company. Moody's Investors Service, Inc. (Moody's) and
Standard & Poor's Corporation (S&P) have rated AMBAC Indemnity's claims-paying ability Aaa and AAA, respectively.

Financial Guaranty Insurance Company (FGIC) is a wholly owned subsidiary of FGIC
Corporation, a Delaware corporation. FGIC's claims-paying ability was rated
Aaa/AAA/AAA by Moody's, S&P and Fitch, respectively.

Municipal Bond Investors Assurance (MBIA) Corporation is a monoline insurance company organized as a New York corporation. All bond issues insured by MBIA are rated "Aaa" by Moody's and all short-term loans insured by MBIA are rated
"MIG-1." All bond issues insured by MBIA are rated "AAA" by S&P.

Restricted and Illiquid Securities

The funds may, from time to time, purchase restricted or illiquid securities, including  Rule 144A securities, when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule
144A securities are considered "restricted securities," they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the
SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the
Board of Trustees to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Trustees is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of
Trustees of the funds has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the advisor. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Because the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the advisor will consider appropriate remedies to minimize the effect on such fund's liquidity.

INVESTMENT POLICIES

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the following restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

For purposes of the funds' investment restrictions, the party identified as the
"issuer" of a municipal security depends on the form and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the

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subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an Industrial Development Bond, if the bond were backed only by the assets and revenues of a non-governmental user, the non-governmental user would be deemed the sole issuer. If, in either case, the creating government or some other entity were to guarantee the security, the guarantee would be considered a separate security and treated as an issue of the guaranteeing entity.

FUNDAMENTAL INVESTMENT POLICIES

The funds are subject to the following restrictions that are fundamental and may not be changed without approval of a majority of the outstanding votes of shareholders of a fund, as determined in accordance with the Investment Company
Act.

For purposes of the investment restriction relating to concentration, a fund shall not purchase any securities that would cause 25% or more of the value of the fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of its
authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c)
utilities will be divided according to their services, for example, gas, gas transmission, electric, and gas, electric, and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

Subject               Policy
-------------------------------------------------------------------------------
Senior Securities     A fund may not issue senior securities, except as
                      permitted under the Investment Company Act.

Borrowing             A fund may not borrow money, except for temporary or
                      emergency purposes (not for leveraging or investment) in
                      an amount not exceeding 33 1/3% of the fund's total assets
                      (including the amount borrowed) less liabilities (other
                      than borrowings).

Lending               A fund may not lend any security or make any other loan
                      if, as a result, more than 33 1/3% of the fund's total
                      assets would be lent to other parties, except (i) through
                      the purchase of debt securities in accordance with its
                      investment objective, policies and limitations or (ii) by
                      engaging in repurchase agreements with respect to
                      portfolio securities.

Real Estate           A fund may not purchase or sell real estate unless
                      acquired as a result of ownership of securities or other
                      instruments. This policy shall not prevent a fund from
                      investing in securities or other instruments backed by
                      real estate or securities of companies that deal in real
                      estate or are engaged in the real estate business.

Concentration         A fund may not concentrate its investments in securities
                      of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its
                      agencies or instrumentalities).

Underwriting          A fund may not act as an underwriter of securities issued
                      by others, except to the extent that the fund may be
                      considered an underwriter within the meaning of the
                      Securities Act of 1933 in the disposition of
                      restricted securities.

Commodities           A fund may not purchase or sell physical commodities
                      unless acquired as a result of ownership of securities or
                      other instruments, provided that this limitation shall not prohibit the fund from purchasing or selling options and
                      futures contracts or from investing in securities or other instruments backed by physical commodities.

Control               A fund may not invest for purposes of exercising control
                      over management.

18     American Century Investments                             1-800-345-2021

For purposes of the investment restrictions relating to lending and borrowing, the funds have received an exemptive order from the SEC regarding interfund lending. Under the terms of the exemptive order, the funds may borrow money from or lend money to other funds, advised by ACIM, that permit such transactions.
All such transactions will be subject to the limits set above for borrowing and lending. The funds will borrow money through the program only when the costs are equal to or lower than the cost of short-term bank loans. Interfund loans and borrowings normally extend only overnight, but can have a maximum duration of seven days. The funds will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The funds may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Nonfundamental Investment Policies

In addition, the funds are subject to the following additional investment restrictions that are not fundamental and may be changed by the Board of
Trustees.

Subject               Policy
-------------------------------------------------------------------------------
Leveraging            A fund may not purchase additional investment securities
                      at any time during which outstanding borrowings exceed 5%
                      of the total assets of the fund.

Futures and options   The money market funds may not purchase or sell futures
[Money market funds   contracts or call options. This limitation does not apply
 only]                to options attached to, or acquired or traded together
                      with, their underlying securities, and does not apply to
                      securities that incorporate features similar to options or futures contracts.

Liquidity             A fund may not purchase any security or enter into a
                      repurchase agreement if, as a result, more than 15% of its net assets (10% for the money market funds) would be
                      invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or
                      contractual restrictions on resale or the absence of a
                      readily available market.

Short sales           A fund may not sell securities short, unless it owns or
                      has the right to obtain securities equivalent in kind and
                      amount to the securities sold short, and provided that
                      transactions in futures contracts and options are not
                      deemed to constitute selling securities short.

Margin                A fund may not purchase securities on margin, except to
                      obtain such short-term credits as are necessary for the
                      clearance of transactions, and provided that margin
                      payments in connection with futures contracts and options
                      on futures contracts shall not constitute purchasing
                      securities on margin.

TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes, a fund may invest in securities that may not fit its investment objective or its stated market. During a temporary defensive period, a fund may direct its assets to the following investment vehicles: (1)
interest-bearing bank accounts or Certificates of Deposit; (2) U.S. government securities and repurchase agreements collateralized by U.S. government securities; and (3) other money market funds.

PORTFOLIO TURNOVER

Under normal conditions, the funds' annual portfolio turnover rates are not expected to exceed 100%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the funds' managers carefully weigh the potential benefits of short-term investing against these considerations.

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The funds' portfolio turnover rates (except those of the money market funds) are listed in the Financial Highlights table in the Prospectus. Because of the short-term nature of the money market funds' investments, portfolio turnover rates are not generally used to evaluate their trading activities.

MANAGEMENT

THE BOARD OF TRUSTEES

The Board of Trustees oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of
Trustees does not manage the funds, it has hired the advisor to do so.
Two-thirds of the trustees are independent of the funds' advisor; that is, they are not employed by and have no financial interest in the advisor.

The individuals listed in the table below whose names are marked by an asterisk
(*) are interested persons of the funds (as defined in the Investment Company
Act) by virtue of, among other considerations, their affiliation with either the funds; the advisor, American Century Investment Management, Inc. (ACIM); the
funds' agent for transfer and administrative services, American Century Services
Corporation (ACSC); the parent corporation, American Century Companies, Inc.
(ACC) or ACC's subsidiaries (including ACIM and ACSC); the funds' distribution agent and co-administrator, Funds Distributor, Inc. (FDI); or other funds advised by the advisor. Each trustee listed below serves as a trustee or director of seven registered investment companies in the American Century family of funds, which also are advised by the advisor.

Name (Age)                Position(s) Held   Principal Occupation(s)
Address                   With Fund          During Past Five Years
-------------------------------------------------------------------------------
Albert A. Eisenstat (69)  Trustee            Independent Director, Commercial Metals Co.
1665 Charleston Road                         (1982 to present)
Mountain View, CA 94043                      Independent Director, Sungard Data Systems
                                             (1991 to present)
                                             General Partner, Discovery Ventures (venture
                                             capital firm, 1996 to 1998)
                                             Independent Director, Business Objects S/A
                                             (software & programming, 1994 to present)

Ronald J. Gilson (52)     Trustee            Charles J. Meyers Professor of Law and Business,
1665 Charleston Road                         Stanford Law School (1979 to present)
Mountain View, CA 94043                      Mark and Eva Stern Professor of Law and Business,
                                             Columbia University School of Law (1992 to present)
                                             Counsel, Marron, Reid & Sheehy (a San Francisco law firm,
                                             1984 to present)

William M. Lyons* (43)    Trustee            President, Chief Operating Officer and Assistant Secretary,
4500 Main Street                             ACC
Kansas City, MO 64111                        Executive Vice President, Chief Operating Officer,
                                             ACIM, ACSC and 11 other ACC subsidiaries;
                                             Director of ACIM, ACSC and 15 other ACC subsidiaries;
                                             Secretary, ACIM, ACSC and six other ACC subsidiaries

Myron S. Scholes (58)     Trustee            Limited Partner, Long-Term Capital Management
1665 Charleston Road                         (investment advisor, February 1999 to present)
Mountain View, CA 94043                      Principal, Long-Term Capital Management (investment
                                             advisor, 1993 to January 1999)
                                             Frank E. Buck Professor of Finance, Stanford Graduate
                                             School of Business (1981 to present)
                                             Director, Dimensional Fund Advisors (investment advisor,
                                             1982 to present)
                                             Director, Smith Breeden Family of Funds (1992 to present)

20     American Century Investments                             1-800-345-2021

Name (Age)              Position(s) Held    Principal Occupation(s)
Address                 With Fund           During Past Five Years
-------------------------------------------------------------------------------
Kenneth E. Scott (70)   Trustee             Ralph M. Parsons Professor of Law and Business,
1665 Charleston Road                        Stanford Law School (1972 to present)
Mountain View, CA 94043                     Director, RCM Capital Funds, Inc. (1994 to present)

Isaac Stein (52)        Trustee             Director, Raychem Corporation (electrical equipment,
1665 Charleston Road                        1993 to present)
Mountain View, CA 94043                     President, Waverley Associates, Inc. (private investment firm,
                                            1983 to present)
                                            Director, ALZA Corporation (pharmaceuticals, 1987 to present)
                                            Trustee, Stanford University (1994 to present)
                                            Chairman, Stanford Health Services (1994 to present)

James E. Stowers III* (40)  Trustee,        Chief Executive Officer and Director, ACC
4500 Main Street            Chairman of     Chief Executive Officer, ACIM, ACSC and seven other
Kansas City, MO 64111       the Board       ACC subsidiaries
                                            Director, ACIM, ACSC and 12 other ACC subsidiaries

Jeanne D. Wohlers (54)  Trustee             Director, Indus International (software solutions, January
1665 Charleston Road                        1999 to present)
Mountain View, CA 94043                     Director and Partner, Windy Hill Productions, LP (educational software, 1994 to 1998)
                                            Director, Quintus Corporation (automation solutions,
                                            1995 to present)

Committees

The Board has four committees to oversee specific functions of the funds'
operations. Information about these committees appears in the table below. The trustee first named acts as chairman of the committee:

Committee   Members              Function of Committee
-------------------------------------------------------------------------------
Audit       Kenneth E. Scott     The Audit Committee selects and oversees the activities of the Trust's
            Albert A. Eisenstat  independent auditor. The committee receives reports from the
            Jeanne D. Wohlers    advisor's Internal Audit Department, which is accountable solely to the committee. The committee also receives reporting about compliance matters affecting the Trust.

Nominating  Kenneth E. Scott     The Nominating Committee primarily considers and recommends
            Myron S. Scholes     individuals for nomination as trustees. The names of potential
            Albert A. Eisenstat  trustee candidates are drawn from a number of sources, including
            Ronald J. Gilson     recommendations from members of the Board, management and
            Isaac Stein          shareholders. This committee also reviews and makes
            Jeanne D. Wohlers    recommendations to the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation.

Portfolio   Myron S. Scholes     The Portfolio Committee reviews quarterly the investment activities
            Ronald J. Gilson     and strategies used to manage fund assets. The committee regularly
            Isaac Stein          receives reports from portfolio managers, credit analysts and other investment personnel concerning the funds' investments.

Quality     Isaac Stein          The Quality of Service Committee reviews the level and quality of
of Service  William M. Lyons     transfer agent and administrative services provided to the funds and
            Ronald J. Gilson     their shareholders. It receives and reviews reports comparing those
            Myron S. Scholes     services to those of fund competitors and seeks to improve such services where feasible and appropriate.

www.americancentury.com                   American Century Investments     21

Compensation of Trustees

The trustees also serve as trustees for six American Century investment companies other than American Century California Tax-Free and Municipal Funds.
Each trustee who is not an interested person as defined in the Investment
Company Act receives compensation for service as a member of the Board of all seven such companies based on a schedule that takes into account the number of meetings attended and the assets of the funds for which the meetings are held.
These fees and expenses are divided among the seven investment companies based, in part, upon their relative net assets. Under the terms of the management agreement with the advisor, the funds are responsible for paying such fees and expenses.

The following table shows the aggregate compensation paid by the Trust for the periods indicated and by the seven investment companies served by this Board to each trustee who is not an interested person as defined in the Investment
Company Act.

AGGREGATE TRUSTEE COMPENSATION FOR FISCAL YEAR ENDED AUGUST 31, 1999
-------------------------------------------------------------------------------
                      Total Compensation     Total Compensation from the
Name of Trustee       from the Funds(1)      American Century Family of Funds(2)
-------------------------------------------------------------------------------
Albert A. Eisenstat    $73,750               $1,245
Ronald J. Gilson        83,250                2,111
Myron S. Scholes        69,500                  739
Kenneth E. Scott        83,250                2,108
Isaac Stein             79,500                1,736
Jeanne D. Wohlers       79,750                1,765

(1) Includes compensation paid to the trustees during the fiscal year ended
    August 31, 1999, and also includes amounts deferred at the election of the trustees under the American Century Mutual Funds Deferred Compensation Plan
    for Non-Interested Directors and Trustees. The total amount of deferred compensation included in the preceding table is as follows: Mr. Eisenstat,
    $1,245; Mr. Gilson, $2,111; Mr. Scholes, $739; and Mr. Scott, $1,054.

(2) Includes compensation paid by the seven investment company members of the
    American Century family of funds served by this Board.

The funds have adopted the American Century Deferred Compensation Plan for
Non-Interested Directors and Trustees. Under the plan, the independent trustees may defer receipt of all or any part of the fees to be paid to them for serving as trustees of the funds.

All deferred fees are credited to an account established in the name of the trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American
Century funds that are selected by the trustee. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time.

No deferred fees are payable until such time as a trustee resigns, retires or otherwise ceases to be a member of the Board of Trustees. Trustees may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a trustee, all remaining deferred fee account balances are paid to the trustee's beneficiary or, if none, to the trustee's estate.

The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. The rights of trustees to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

No deferred fees were paid to any trustee under the plan during the fiscal year ended August 31, 1999.

22     American Century Investments                             1-800-345-2021

OFFICERS

Background information for the officers of the funds is provided below. All persons named as officers of the funds also serve in similar capacities for the
12 other investment companies advised by ACIM. Not all officers of the funds are listed; only those officers with policy-making functions for the funds are listed. No officer is compensated for his or her service as an officer of the funds. The individuals listed in the table are interested persons of the funds
(as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with either the funds; ACC; ACC's subsidiaries
(including ACIM and ACSC); or the funds' distributor (FDI), as specified in the following table.

Name (Age)                  Position(s) Held   Principal Occupation(s)
Address                     With Fund          During Past Five Years
-------------------------------------------------------------------------------
George A. Rio (44)          President          Executive Vice President and Director of Client
60 State St.                                   Services, FDI (March 1998 to present)
Boston, MA 02109                               Senior Vice President and Senior Key Account Manager,
                                               Putnam Mutual Funds (June 1995 to March 1998)
                                               Director Business Development, First Data Corporation
                                               (May 1994 to June 1995)

Christopher J. Kelley (34)  Vice President     Vice President and Associate General Counsel, FDI
60 State St.                                   (July 1996 to present)
Boston, MA 02109                               Assistant Counsel, Forum Financial Group
                                               (April 1994 to July 1996)
                                               Compliance Officer, Putnam Investments
                                               (1992 to April 1994)

Mary A. Nelson (35)         Vice President     Vice President and Manager of Treasury Services
60 State St.                                   and Administration, FDI (1994 to present)
Boston, MA 02109                               Assistant Vice President and Client Manager, The Boston
                                               Company, Inc. (1989 to 1994)

Maryanne Roepke, CPA (43)   Vice President     Senior Vice President, Treasurer and Principal
4500 Main St.               and Treasurer      Accounting Officer, ACSC
Kansas City, MO 64111

David C. Tucker (41)        Vice President     Senior Vice President, ACSC, ACIM and four other
4500 Main St.                                  ACC subsidiaries (June 1998 to present)
Kansas City, MO 64111                          General Counsel, ACC and nine ACC subsidiaries
                                               (June 1998 to present)
                                               Vice President and Secretary, American Century Ventures,
                                               Inc. (December 1999)
                                               Consultant to mutual fund industry (May 1997 to April 1998)
                                               Vice President and General Counsel, Janus Companies
                                               (1990 to 1997)

Douglas A. Paul (52)        Secretary and      Vice President and Associate General Counsel,
1665 Charleston Road        Vice President     ACSC
Mountain View, CA 94043

C. Jean Wade (35)           Controller         Controller-Fund Accounting, ACSC
4500 Main St.
Kansas City, MO 64111

Jon Zindel (32)             Tax Officer        Vice President and Director of Taxation, ACSC
4500 Main St.                                  (1996 to present)
Kansas City, MO 64111                          Vice President of ACIM and of 15 other ACC subsidiaries
                                               (April 1999 to present)
                                               Treasurer, American Century Ventures, Inc. (December 1999)
                                               Tax Manager, Price Waterhouse LLP (1989 to 1996)

www.americancentury.com                   American Century Investments     23

THE FUNDS' PRINCIPAL SHAREHOLDERS

As of December 3, 1999, the following companies were the record owners of more than 5% of a fund's outstanding shares:

Fund                                 Shareholder and Percentage of Shares Outstanding
-------------------------------------------------------------------------------------
California Tax-Free Money Market     Morgan Guaranty Trust of NY   22.2%
                                     Newark, DE

California Municipal Money Market    Morgan Guaranty Trust of NY   13.2%
                                     Newark, DE

California Limited-Term Tax-Free     Bank of America NA            13.4%
                                     Dallas, TX

California High-Yield Municipal      Morgan Guaranty Trust of NY    7.5%
                                     Newark, DE

The funds are unaware of any other shareholders, beneficial or of record, who own more than 5% of a fund's outstanding shares. As of December 3, 1999, the officers and trustees of the funds, as a group, own less than 1% of any fund's outstanding shares.

SERVICE PROVIDERS

The funds have no employees. To conduct the funds' day-to-day activities, the funds have hired a number of service providers. Each service provider has a specific function to fill on behalf of the funds and is described below.

ACIM and ACSC are both wholly owned by ACC. James E. Stowers, Jr., Chairman of
ACC, controls ACC by virtue of his ownership of a majority of its voting stock.

INVESTMENT ADVISOR

A description of the responsibilities of the advisor appears in the Prospectus under the heading "Management."

For the services provided to the funds, the advisor receives a monthly fee based on a percentage of the average net assets of a fund. The annual rate at which this fee is assessed is determined monthly in a two-step process. First, a fee rate schedule is applied to the assets of all the funds of its investment category managed by the advisor (the Investment Category Fee). For example, when calculating the fee for a money market fund, all the assets of the money market funds managed by the advisor are aggregated. The three investment categories are money market funds, bond funds and equity funds. Second, a separate fee rate schedule is applied to the assets of all the funds managed by the advisor (the
Complex Fee). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by a fund to the advisor.

24     American Century Investments                             1-800-345-2021

The schedules by which the Investment Category Fees are determined are as follows:

INVESTMENT CATEGORY FEE SCHEDULE FOR
CALIFORNIA TAX-FREE MONEY MARKET AND CALIFORNIA MUNICIPAL MONEY MARKET
-----------------------------------------------------------------------
Category Assets                             Fee Rate
-----------------------------------------------------------------------
First $1 billion                            0.2700%
Next $1 billion                             0.2270%
Next $3 billion                             0.1860%
Next $5 billion                             0.1690%
Next $15 billion                            0.1580%
Next $25 billion                            0.1575%
Thereafter                                  0.1570%

INVESTMENT CATEGORY FEE SCHEDULE FOR CALIFORNIA LIMITED-TERM TAX-FREE,
CALIFORNIA INTERMEDIATE-TERM TAX-FREE, CALIFORNIA LONG-TERM TAX-FREE AND
CALIFORNIA INSURED TAX-FREE
-------------------------------------------------------------------------
Category Assets                             Fee Rate
-------------------------------------------------------------------------
First $1 billion                            0.2800%
Next $1 billion                             0.2280%
Next $3 billion                             0.1980%
Next $5 billion                             0.1780%
Next $15 billion                            0.1650%
Next $25 billion                            0.1630%
Thereafter                                  0.1625%

INVESTMENT CATEGORY FEE SCHEDULE FOR CALIFORNIA HIGH-YIELD MUNICIPAL
-------------------------------------------------------------------------
Category Assets                             Fee Rate
-------------------------------------------------------------------------
First $1 billion                            0.3100%
Next $1 billion                             0.2580%
Next $3 billion                             0.2280%
Next $5 billion                             0.2080%
Next $15 billion                            0.1950%
Next $25 billion                            0.1930%
Thereafter                                  0.1925%

www.americancentury.com                   American Century Investments     25

The Complex Fee is determined according to the schedule below.

COMPLEX FEE SCHEDULE
-------------------------------------------------------------------------
Complex Assets                              Fee Rate
-------------------------------------------------------------------------
First $2.5 billion                          0.3100%
Next $7.5 billion                           0.3000%
Next $15.0 billion                          0.2985%
Next $25.0 billion                          0.2970%
Next $50.0 billion                          0.2960%
Next $100.0 billion                         0.2950%
Next $100.0 billion                         0.2940%
Next $200.0 billion                         0.2930%
Next $250.0 billion                         0.2920%
Next $500.0 billion                         0.2910%
Thereafter                                  0.2900%

On the first business day of each month, the funds pay a management fee to the advisor for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the fund by the aggregate average daily closing value of a fund's net assets during the previous month. This number is then multiplied by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365
(366 in leap years).

The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually, by (1) the funds'
Board of Trustees, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

The management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Trustees, or by a vote of a majority of outstanding votes, on 60 days' written notice to the advisor, and that it shall be automatically terminated if it is assigned.

The management agreement provides that the advisor shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The management agreement also provides that the advisor and its officers, trustees and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. Such transactions will be allocated among clients in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

26     American Century Investments                             1-800-345-2021

The advisor may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the funds. The Board of Trustees has approved the policy of the advisor with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.

Prior to August 1, 1997, Benham Management Corporation served as the investment advisor to the funds. Benham Management Corporation was merged into the advisor in late 1997.

Unified management fees incurred by each fund for the fiscal periods ended
August 31, 1999, 1998 and 1997, are indicated in the following table. Fee amounts are net of amounts reimbursed or recouped under the funds' previous investment advisory agreement with Benham Management Corporation.

UNIFIED MANAGEMENT FEES(1)
-------------------------------------------------------------------------------
Fund                                           1999          1998         1997
-------------------------------------------------------------------------------
California Tax-Free Money Market         $2,514,416    $2,159,236   $1,309,574
California Municipal Money Market           873,026       845,834      564,212
California Limited-Term Tax-Free            744,334       656,701      346,562
California Intermediate-Term Tax-Free     2,402,570     2,264,194    1,304,435
California Long-Term Tax-Free             1,729,194     1,599,824      920,960
California Insured Tax-Free               1,118,237     1,031,569      584,652
California High-Yield Municipal           1,778,084     1,311,664      527,834

(1)  Net of Reimbursements

TRANSFER AGENT AND ADMINISTRATOR

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri
64111, serves as transfer agent and dividend-paying agent for the funds. It provides physical facilities, computer hardware and software, and personnel, for the day-to-day administration of the funds and of the advisor. The advisor pays
ACSC for such services.

Prior to August 1, 1997, the funds paid ACSC directly for its services as transfer agent and administrative services agent.

Administrative and transfer agent fees paid by each fund for the fiscal period ended August 31, 1997, are indicated in the table below. Fee amounts are net of expense limitations. Administrative and transfer agent fees are included in the unified management fees effective August 1, 1997.

ADMINISTRATIVE FEES
----------------------------------------------------
Fund                                           1997
----------------------------------------------------
California Tax-Free Money Market           $368,680
California Municipal Money Market           160,175
California Limited-Term Tax-Free             94,859
California Intermediate-Term Tax-Free       373,977
California Long-Term Tax-Free               256,250
California Insured Tax-Free                  63,254
California High-Yield Municipal             142,879

www.americancentury.com                   American Century Investments     27

TRANSFER AGENT FEES
----------------------------------------------------
Fund                                           1997
----------------------------------------------------
California Tax-Free Money Market           $190,056
California Municipal Money Market           112,925
California Limited-Term Tax-Free             39,157
California Intermediate-Term Tax-Free       164,081
California Long-Term Tax-Free               108,533
California Insured Tax-Free                  78,485
California High-Yield Municipal              70,935

DISTRIBUTOR

The funds' shares are distributed by FDI, a registered broker-dealer. The distributor is a wholly owned, indirect subsidiary of Boston Institutional
Group, Inc. The distributor's principal business address is 60 State Street,
Suite 1300, Boston, Massachusetts 02109.

The distributor is the principal underwriter of the funds' shares. The distributor makes a continuous, best-efforts underwriting of the funds' shares.
This means that the distributor has no liability for unsold shares.

OTHER SERVICE PROVIDERS

CUSTODIAN BANKS

Chase Manhattan Bank, 770 Broadway, 10th floor, New York, New York 10003-9598, and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, each serves as custodian of the assets of the funds. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP are the independent accountants of the funds. The address of PricewaterhouseCoopers LLP is 1055 Broadway, 10th floor, Kansas City,
Missouri 64105. As the independent accountants of the funds,
PricewaterhouseCoopers provides services including (1) audit of the annual financial statements for each fund, (2) assistance and consultation in connection with SEC filings, and (3) review of the annual federal income tax return filed for each fund.

BROKERAGE ALLOCATION

The funds generally purchase and sell debt securities through principal transactions, meaning that the funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. The funds do not pay brokerage commissions on these transactions, although the purchase price for debt securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up
(i.e., a spread between the bid and asked prices). During the fiscal years ended
August 31, 1997, 1998, and 1999, the funds did not pay any brokerage commissions.

28     American Century Investments                             1-800-345-2021

INFORMATION ABOUT FUND SHARES

Each of the funds named on the front of this Statement of Additional Information is a series of shares issued by the Trust, and shares of each fund have equal voting rights.

Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the
Trust's (i.e., all funds') outstanding shares may be able to elect a Board of
Trustees. The Trust undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder's investment. The election of trustees is determined by the votes received from all Trust shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.

Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund.

Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the
Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the
Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities.
Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust is unable to meet its obligations.

BUYING AND SELLING FUND SHARES

Information about buying, selling and exchanging fund shares is contained in the funds' Prospectus and in Your Guide to American Century Services. The Prospectus
and guide are available to investors without charge and may be obtained by calling us.

VALUATION OF A FUND'S SECURITIES

Each fund's net asset value per share (NAV) is calculated as of the close of business of the New York Stock Exchange (the Exchange), usually at 4 p.m.
Eastern time each day the Exchange is open for business. The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. Although the funds expect the same holidays to be observed in the future, the Exchange may modify its holiday schedule at any time.

Each fund's NAV is calculated by adding the value of all portfolio securities and other assets, deducting liabilities and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

MONEY MARKET FUNDS

Securities held by the money market funds are valued at amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. Although this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized

www.americancentury.com                      American Century Investments     29

cost value may be higher or lower than its market value, and this discrepancy may be reflected in the funds' yields. During periods of declining interest rates, for example, the daily yield on fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in a period of rising interest rates.

The money market funds operate pursuant to Investment Company Act Rule 2a-7, which permits valuation of portfolio securities on the basis of amortized cost.
As required by the rule, the Board of Trustees has adopted procedures designed to stabilize, to the extent reasonably possible, a money market fund's price per share as computed for the purposes of sales and redemptions at $1.00. While the day-to-day operation of the money market funds has been delegated to the fund managers, the quality requirements established by the procedures limit investments to certain instruments that the Board of Trustees has determined present minimal credit risks and that have been rated in one of the two highest rating categories as determined by a rating agency or, in the case of unrated securities, of comparable quality. The procedures require review of the money market funds' portfolio holdings at such intervals as are reasonable in light of current market conditions to determine whether the money market funds' net asset values calculated by using available market quotations deviate from the per-share value based on amortized cost. The procedures also prescribe the action to be taken if such deviation should occur.

The Board of Trustees monitors the levels of illiquid securities; however, if the levels are exceeded, the Board will take action to rectify these levels.

Actions the Board of Trustees may consider under these circumstances include (i)
selling portfolio securities prior to maturity, (ii) withholding dividends or distributions from capital, (iii) authorizing a one-time dividend adjustment,
(iv) discounting share purchases and initiating redemptions in kind, or (v)
valuing portfolio securities at market price for purposes of calculating NAV.

NON-MONEY MARKET FUNDS

Securities held by the non-money market funds normally are priced by an independent pricing service, provided that such prices are believed by the advisor to reflect the fair market value of portfolio securities.

Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services generally take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the advisor under the general supervision of the Board of Trustees. There are a number of pricing services available, and the advisor, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Securities not priced by a pricing service are valued at the mean between the most recently quoted bid and ask prices provided by broker-dealers. The municipal bond market is typically a "dealer market"; that is, dealers buy and sell bonds for their own accounts rather than for customers. As a result, the spread, or difference, between bid and asked prices for certain municipal bonds may differ substantially among dealers.

Debt securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the directors determine that this would not result in fair valuation of a given security.
Other assets and securities for which quotations are not readily available are valued in good faith at their fair value using methods approved by the Board of
Trustees.

30     American Century Investments                             1-800-345-2021

TAXES

FEDERAL INCOME TAX

Each fund intends to qualify annually as a regulated investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By so qualifying, a fund will be exempt from federal and state income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains (if any) to shareholders. If a fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions of the funds in the manner they were realized by the funds.

Certain bonds purchased by the funds may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount, although no cash is actually received by a fund until the maturity of the bond, is treated for federal income tax purposes as income earned by a fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a fund generally is determined on the basis of a constant yield to maturity that takes into account the semiannual compounding of accrued interest. Original issue discount on an obligation with interest exempt from federal income tax will constitute tax-exempt interest income to the fund.

In addition, some of the bonds may be purchased by a fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a fund on a straight line basis over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, gain realized on disposition of a security held less than one year is treated as a short-term capital gain.

As of August 31, 1999, the funds on the table below had the following capital loss carryovers. When a fund has a capital loss carryover, it does not make capital gains distributions until the loss has been offset or expired.

Fund                                    Capital Loss Carryover
-------------------------------------------------------------------------------
California Tax-Free Money Market        $274,509 (expiring in 2004 through 2007
California Municipal Money Market       $159,057 (expiring in 2003 through 2006
California Limited-Term Tax-Free        $445,336 (expiring in 2004)

Interest on certain types of industrial development bonds (small issues and obligations issued to finance certain exempt facilities that may be leased to or used by persons other than the issuer) is not exempt from federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "non-exempt person" who regularly uses in trade or business part of a facility financed from the proceeds of industrial development bonds. The funds may invest periodically in industrial development bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by industrial development bonds or "related persons" of substantial users.
Generally, an individual will

www.americancentury.com                   American Century Investments     31

not be a related person of a substantial user under the Code unless he or his immediate family (spouse, brothers, sisters, ancestors and lineal descendants)
owns directly or indirectly in aggregate more than 50% in the equity value of the substantial user.

Under the Code, any distribution of a fund's net realized long-term capital gains that is designated by the fund as a capital gains dividend is taxable to shareholders as long-term capital gains, regardless of the length of time shares are held. If a capital gains dividend is paid with respect to any shares of a fund sold at a loss after being held for six months or less, the loss will be treated as a long-term capital loss for tax purposes.

ALTERNATIVE MINIMUM TAX

While the interest on bonds issued to finance essential state and local government operations is generally exempt from regular federal income tax, interest on certain "private activity" bonds issued after August 7, 1986, while exempt from regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states.

California Municipal Money Market and California High-Yield Municipal may each invest in private activity bonds. The interest on private activity bonds could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation. The interest on
California private activity securities is not subject to the California alternative minimum tax when it is earned (either directly or through investment in a mutual fund) by a California taxpayer. However, if either fund were to invest in private activity securities of non-California issuers (due to a limited supply of appropriate California municipal obligations, for example), the interest on those securities would be included in California alternative minimum taxable income.

All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the alternative minimum tax because these distributions are included in the corporation's "adjusted current earnings."

In addition, a deductible environmental tax of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax. To the extent that exempt-interest dividends paid by a fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.

The Trust will inform California Municipal Money Market and California
High-Yield Municipal fund shareholders annually of the amount of distributions derived from interest payments on private activity bonds.

STATE AND LOCAL TAXES

California law concerning the payment of exempt-interest dividends is similar to federal law. Assuming each fund qualifies to pay exempt-interest dividends under federal and California law, and to the extent that dividends are derived from interest on tax-exempt bonds of California state or local governments, such dividends also will be exempt from California personal income tax. The Trust will inform shareholders annually as to the amount of distributions from each fund that constitutes exempt-interest dividends and dividends exempt from
California personal income tax. The funds' dividends are not exempt from
California state franchise or corporate income taxes.

The funds' dividends may not qualify for exemption under income or other tax laws of state or local taxing authorities outside California. Shareholders should consult their tax advisors or state or local tax authorities about the status of distributions from the funds in this regard.

32     American Century Investments                             1-800-345-2021

The information above is only a summary of some of the tax considerations affecting the funds and their shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the funds are suitable investments.

HOW FUND PERFORMANCE INFORMATION IS CALCULATED

The funds may quote performance in various ways. Historical performance information will be used in advertising and sales literature.

For the money market funds, yield quotations are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities)
over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:
                                                       365/7
            Effective Yield = [(Base-Period Return + 1)     ] - 1

For the non-money market funds, yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the fund's net investment income by its share price on the last day of the period according to the following formula:
                                              6
                        YIELD = 2 [(a - b + 1)  - 1]
                                    -----
                                     cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d =
the maximum offering price per share on the last day of the period.

The tax-equivalent yield is based on the current double-tax-exempt yield and your combined federal and state marginal tax rate. Assuming all the funds'
dividends are tax-exempt in California (which may not always be the case) and that your California taxes are fully deductible for federal income tax purposes, you can calculate your tax equivalent yield for the funds using the following equation:

              Fund's Double Tax-Free Yield           = Your Tax-Equivalent Yield
-----------------------------------------------------
(100% - Federal Tax Rate)(100% - California Tax Rate)

Total returns quoted in advertising and sales literature reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gains distributions (if any) and any change in the fund's NAV during the period.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund during a stated
period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100%
over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the funds' performance

www.americancentury.com                     American Century Investments     33

is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

In addition to average annual total returns, each fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period, including periods other than one, five and 10 years.
Average annual and cumulative total returns may be quoted as percentages or as dollar amounts and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return.

MONEY MARKET FUND TAX-EQUIVALENT YIELDS (seven-day period ended August 31, 1999
---------------------------------------------------------------------------------------------------------
                                        Tax-Equivalent   Tax-Equivalent   Tax-Equivalent   Tax-Equivalent
                      7-Day             Yield 34.70%     Yield 37.42%     Yield 41.95%     Yield 45.22%
Fund                  Current Yield     Tax Bracket      Tax Bracket      Tax Bracket      Tax Bracket
---------------------------------------------------------------------------------------------------------
California Tax-Free
Money Market           2.54%            3.89%            4.06%            4.37%            4.64%

California Municipal
Money Market           2.67%            4.09%            4.27%            4.60%            4.87%

MONEY MARKET FUND TAX-EQUIVALENT YIELDS (seven-day period ended August 31, 1999
---------------------------------------------------------------------------------------------------------
                                       Tax-Equivalent    Tax-Equivalent   Tax-Equivalent   Tax-Equivalent
                      7-Day            Yield 34.70%      Yield 37.42%     Yield 41.95%     Yield 45.22%
Fund                  Effective Yield  Tax Bracket       Tax Bracket      Tax Bracket      Tax Bracket
---------------------------------------------------------------------------------------------------------
California Tax-Free
Money Market          2.57%            3.94%             4.11%            4.43%            4.69%

California Municipal
Money Market          2.70%            4.13%             4.31%            4.65%            4.93%

NON-MONEY MARKET FUND TAX-EQUIVALENT YIELDS (30-day period ended August 31, 1999)
---------------------------------------------------------------------------------------------------------
                                       Tax-Equivalent    Tax-Equivalent   Tax-Equivalent   Tax-Equivalent
                      30-Day           Yield 34.70%      Yield 37.42%     Yield 41.95%     Yield 45.22%
Fund                  SEC Yield        Tax Bracket       Tax Bracket      Tax Bracket      Tax Bracket
---------------------------------------------------------------------------------------------------------
California
Limited-Term
Tax-Free              3.72%            5.70%             5.94%            6.41%            6.79%

California
Intermediate-Term
Tax-Free              4.20%            6.43%             6.71%            7.24%            7.67%

California
Long-Term
Tax-Free              4.95%            7.58%             7.91%            8.53%            9.04%

California Insured
Tax-Free              4.73%            7.24%             7.56%            8.15%            8.63%

California
High-Yield
Municipal             5.12%            7.84%             8.18%            8.82%            9.35%

34     American Century Investments                             1-800-345-2021

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED AUGUST 31
---------------------------------------------------------------------------------------------------------
Fund                              1 year   5 years   10 years   Life of Fund   Inception Date
---------------------------------------------------------------------------------------------------------
California Tax-Free
Money Market                      2.62%    3.07%     3.20%      3.74%          11/09/1983

California Municipal
Money Market                      2.76%    3.14%     N/A        3.09%          12/31/1990

California Limited-Term
Tax-Free                          2.26%    4.45%     N/A        4.49%          06/01/1992

California Intermediate-Term
Tax-Free                          0.74%    5.37%     6.32%      6.55%          11/09/1983

California Long-Term Tax-Free    -1.85%    6.13%     7.07%      7.84%          11/09/1983

California Insured Tax-Free      -1.71%    6.16%     6.95%      6.33%          12/30/1986

California High-Yield Municipal   0.26%    7.00%     7.47%      6.38%          12/30/1986

PERFORMANCE COMPARISONS

The funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indices of market performance. This may include comparisons with funds that, unlike the American
Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note and bond yields, money market fund yields,
U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of
Governors of the Federal Reserve System); the federal funds and discount rates
(source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial
Markets); yield curves for AAA-rated, tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg
Financial Markets and Data Resources, Inc.); total returns on foreign bonds
(source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures
Index (source: Commodity Index Report); the price of gold (sources: London
a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills,
and Inflation; major indices of stock market performance; and indices and historical data supplied by major securities brokerage or investment advisory firms. The funds also may utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance or to provide general information about the funds.

PERMISSIBLE ADVERTISING INFORMATION

From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including,

www.americancentury.com                     American Century Investments     35

but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products
(including  the funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons who have invested in one or more of the funds. The funds also may include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

FINANCIAL STATEMENTS

The financial statements of the funds are included in the Annual Reports to shareholders for the fiscal year ended August 31, 1999. The annual reports are incorporated herein by reference. You may receive copies of the reports without charge upon request to American Century at the address and telephone number shown on the back cover of this Statement of Additional Information.

EXPLANATION OF FIXED-INCOME SECURITIES RATINGS

As described in the Prospectus, the funds may invest in fixed-income securities.
Those investments, however, are subject to certain credit quality restrictions, as noted in the Prospectus. The following is a summary of the rating categories referenced in the prospectus disclosure.

BOND RATINGS
--------------------------------------------------------------------------------
S&P   Moody's   Description
--------------------------------------------------------------------------------
AAA   Aaa       These are the highest ratings assigned by S&P and Moody's
                to a debt obligation. They indicate an extremely strong
                capacity to pay interest and repay principal.

AA    Aa        Debt rated in this category is considered to have a very
                strong capacity to pay interest and repay principal and
                differs from AAA/Aaa issues only in a small degree.

A     A         Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic
                conditions than debt in higher-rated categories.

BBB   Baa       Debt rated BBB/Baa is regarded as having an adequate
                capacity to pay interest and repay principal. Whereas it
                normally exhibits adequate protection parameters, adverse
                economic conditions or changing circumstances are more
                likely to lead to a weakened capacity to pay interest and
                repay principal for debt in this category than in higher-
                rated categories.

BB    Ba        Debt rated BB/Ba has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B       B       Debt rated B has a greater vulnerability to default but
                currently has the capacity to meet interest payments and
                principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB/Ba or BB-/Ba3 rating.

36     American Century Investments                             1-800-345-2021

S&P   Moody's   Description
--------------------------------------------------------------------------------
CCC   Caa       Debt rated CCC/Caa has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business,
                financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC/Caa rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-/B3 rating.

CC    Ca        The rating CC/Ca typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC/Caa rating.

C     C         The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC-/Caa3 debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI    --        The rating CI is reserved for income bonds on which no interest is being paid.

D     D         Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

To provide more detailed indications of credit quality, the Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly,
Moody's adds numerical modifiers (1,2,3) to designate relative standing within its major bond rating categories. Fitch Investors Service, Inc. also rates bonds and uses a ratings system that is substantially similar to that used by Standard
& Poor's.

COMMERCIAL PAPER RATINGS
--------------------------------------------------------------------------------
S&P   Moody's   Description
--------------------------------------------------------------------------------
A-1   Prime-1   This indicates that the degree of safety regarding timely
      (P-1)     payment is strong. Standard & Poor's rates those issues
                determined to possess extremely strong safety characteristics as
                A-1+.

A-2   Prime-2   Capacity for timely payment on commercial paper is satisfactory,
      (P-2)     but the relative degree of safety is not as high as for issues designated A-1. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization
                characteristics, while still appropriated, may be more affected by external conditions. Ample alternate liquidity is maintained.

A-3   Prime-3   Satisfactory capacity for timely repayment. Issues that carry
      (P-3)     this rating are somewhat more vulnerable to the adverse changes in circumstances than obligations carrying the higher
                designations.

www.americancentury.com                   American Century Investments     37

NOTE RATINGS
--------------------------------------------------------------------------------
S&P   Moody's   Description
--------------------------------------------------------------------------------
SP-1  MIG-1;    Notes are of the highest quality enjoying strong protection from
      VMIG-1    established cash flows of funds for their servicing or from established and broad-based access to the market for
                refinancing, or both.

SP-2  MIG-2;    Notes are of high quality, with margins of protection ample,
      VMIG-2    although not so large as in the preceding group.

SP-3  MIG-3;    Notes are of favorable quality, with all security elements
      VMIG-3    accounted for, but lacking the undeniable strength of the
                preceding grades. Market access for refinancing, in particular, is likely to be less well-established.

SP-4  MIG-4;    Notes are of adequate quality, carrying specific risk but having
      VMIG-4    protection and not distinctly or predominantly speculative.

38     American Century Investments                             1-800-345-2021

[blank page]

www.americancentury.com                   American Century Investments     39

MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

Annual and Semiannual Reports

These contain more information about the funds' investments and the market conditions and investment strategies that significantly affected the funds'
performance during the most recent fiscal period. The annual and semiannual reports are incorporated by reference into this Statement of Additional
Information (SAI). This means that they are legally part of this SAI.

You can receive a free copy of the annual and semiannual reports, and ask any questions about the funds, by contacting us at the address or one of the telephone numbers listed below.

If you own or are considering purchasing fund shares through

*   a bank
*   a broker-dealer
*   an insurance company
*   another financial intermediary

you can receive the annual and semiannual reports directly from them.

You also can get information about the funds from the Securities and Exchange
Commission (SEC).

*   In person                  SEC Public Reference Room
                               Washington, D.C.
                               Call 1-800-SEC-0330 for
                               location and hours.

*   On the Internet            www.sec.gov

*   By mail                    SEC Public Reference Section
                               Washington, D.C. 20549-6009.
                               (The SEC will charge a fee
                               for copying the documents.)

(Investment Company Act File No. 811-3706)

--------------------------------------------------------------------------------
[american century logo (reg.sm)]
American
Century

AMERICAN CENTURY INVESTMENTS
P.O. Box 419200
Kansas City, Missouri 64141-6200

INVESTOR RELATIONS
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

WWW.AMERICANCENTURY.COM

FAX 816-340-7962

TELECOMMUNICATIONS DEVICE FOR DEAF
1-800-634-4113 or 816-444-3485

BUSINESS, NOT-FOR-PROFIT AND
EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-353

SH-SAI-17968    9912

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

1933 Act Post-Effective Amendment No. 29
1940 Act Amendment No. 33
--------------------------------------------------------------------------------

PART C   OTHER INFORMATION

ITEM 23  EXHIBITS (All exhibits not filed herewith are being incorporated herein by reference.)

         (a)      (1) Amended and Restated Agreement and Declaration of Trust
                  dated March 9, 1998 and amended March 1, 1999, is included herewith.

         (b)      Amended and Restated Bylaws dated March 9, 1998 (filed
                  electronically as an Exhibit to Post-Effective Amendment No. 7
                  to the Registration Statement of American Century Investment
                  Trust, File No. 33-65170, on May 13, 1998).

         (c)      Registrant hereby incorporates by reference, as though set forth fully herein, Article III, Article VII and Article VIII of Registrant's Amended and Restated Agreement and Declaration
                  of Trust, as amended, appearing as Exhibit (a) to the
                  Registration Statement of the Registrant; and Article II,
                  Article VII and Article VIII of Registrant's Amended and
                  Restated Bylaws, appearing as Exhibit (b) to the Registration
                  Statement of the Registrant.

         (d)      (1) Investor Class Management Agreement between American
                  Century California Tax-Free and Municipal Funds and American
                  Century Investment Management, Inc., dated August 1, 1997
                  (filed electronically as an Exhibit to Post-Effective
                  Amendment No. 33 to the Registration Statement of the American
                  Century Government Income Trust, File No. 2-99222, on July 31,
                  1997).

                  (2) Amendment No. 1 to the Investor Class Management Agreement
                  between American Century California Tax-Free and Municipal
                  Funds and American Century Investment Management, Inc., dated
                  March 31, 1998 (filed electronically as an Exhibit to
                  Post-Effective Amendment No. 23 to the Registration Statement
                  of American Century Municipal Trust on March 26, 1998, File
                  No. 2-91229).

                  (3) Amendment No. 2 to the Investor Class Management Agreement
                  between American Century California Tax-Free and Municipal
                  Funds and American Century Investment Management, Inc., dated
                  July 1, 1998 (filed electronically as an Exhibit to
                  Post-Effective Amendment No. 39 to the Registration Statement
                  of American Century Government Income Trust, File No.
                  2-99222, on July 28, 1999).

         (e)      (1) Distribution Agreement between American Century California
                  Tax-Free and Municipal Funds and Funds Distributor, Inc. dated
                  January 15, 1998 (filed electronically as an Exhibit to
                  Post-Effective Amendment No. 28 to the Registration Statement
                  of American Century Target Maturities Trust, File No. 2-94608,
                  on January 30, 1998).

                  (2) Amendment No. 1 to the Distribution Agreement between
                  American Century California Tax-Free and Municipal Funds and
                  Funds Distributor, Inc. dated June 1, 1998 (filed
                  electronically as an Exhibit to Post-Effective Amendment No.
                  11 to the Registration Statement of American Century Capital
                  Portfolios, Inc., File No. 33-64872, on June 26, 1998).

                  (3) Amendment No. 2 to the Distribution Agreement between
                  American Century California Tax-Free and Municipal Funds and
                  Funds Distributor, Inc., dated December 1, 1998 (filed
                  electronically as an Exhibit to Post-Effective Amendment No.
                  12 to the Registration Statement of American Century World
                  Mutual Funds, Inc., File No. 33-39242, on November 13, 1998).

                  (4) Amendment No. 3 to the Distribution Agreement between
                  American Century California Tax-Free and Municipal Funds and
                  Funds Distributor, Inc., dated January 29, 1999 (filed
                  electronically as an Exhibit to Post-Effective Amendment No.
                  24 to the Registration Statement of American Century Variable
                  Portfolios, Inc., File No. 33-14567, on January 15, 1999).

                  (5) Amendment No. 4 to the Distribution Agreement between
                  American Century California Tax-Free and Municipal Funds and
                  Funds Distributor, Inc., dated July 30, 1999 (filed
                  electronically as an Exhibit to Post-Effective Amendment No.
                  16 to the Registration Statement of American Century Capital
                  Portfolios, Inc., File No. 33-64872, on July 29, 1999).

                  (6) Amendment No. 5 to the Distribution Agreement between
                  American Century California Tax-Free and Municipal Funds and
                  Funds Distributor, Inc., dated November 19, 1999 (filed
                  electronically as an Exhibit to Post-Effective Amendment No.
                  87 to the Registration Statement of American Century Mutual
                  Funds, Inc., File No. 811-0816 on November 29, 1999).

         (f)      Not applicable.

         (g)      Global Custody Agreement between American Century California
                  Tax-Free and Municipal Funds and The Chase Manhattan Bank,
                  dated August 9, 1996 (filed electronically as an Exhibit to
                  Post-Effective Amendment No. 31 to the Registration Statement
                  of the American Century Government Income Trust, File No.
                  2-99222, on February 7, 1997).

         (h)      (1) Transfer Agency Agreement between American Century
                  California Tax-Free and Municipal Funds and American Century
                  Services Corporation, dated August 1, 1997 (filed
                  electronically as an Exhibit to Post-Effective Amendment No.
                  33 to the Registration Statement of the American Century
                  Government Income Trust, File No. 2-99222, on July 31, 1997).

                  (2) Amendment to Transfer Agency Agreement between American
                  Century California Tax-Free and Municipal Funds and American
                  Century Services Corporation, dated June 29, 1998 (filed
                  electronically as an Exhibit to Post-Effective Amendment No.
                  23 to the Registration Statement of American Century
                  Quantitative Equity Funds, File No. 33-19589, on June 29,
                  1998).

                  (3) Credit Agreement between American Century Funds and The
                  Chase Manhattan Bank, as Administrative Agent dated as of
                  December 21, 1999, is included herewith.

         (i)      Opinion and consent of counsel (filed electronically as an
                  Exhibit to Post-Effective Amendment No. 28 to the Registration
                  Statement of the Registrant on December 28, 1998).

         (j)      (1) Consent of PricewaterhouseCoopers LLP, independent
                  accountants is included herewith.

                  (2) Consent of KPMG Peat Marwick, LLP, independent auditors
                  (filed electronically as an Exhibit to Post-Effective
                  Amendment No. 28 to the Registration Statement of the
                  Registrant on December 28, 1998).

                  (3) Power of Attorney dated December 18, 1998, (filed
                  electronically as an Exhibit to Post-Effective Amendment No.
                  28 to the Registration Statement of the Registrant on December
                  28, 1998).

         (k)      Not applicable.

         (l)      Not applicable.

         (m)      Not applicable.

         (n)      Not applicable.

         (o)      Not applicable.

Item 24. Persons Controlled by or Under Common Control with Registrant.

         None.

Item 25. Indemnification.

         As stated in Article VII, Section 3 of the Amended and Restated
         Agreement and Declaration of Trust, incorporated herein by reference to
         Exhibit (a) to the Registration Statement, Indemnification "The
         Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase insurance for and to provide by resolution or in the Bylaws for indemnification out of Trust assets for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he becomes involved by virtue of his capacity or former capacity with the Trust. The provisions, including any exceptions and limitations concerning indemnification, may be set forth in detail in the Bylaws or in a resolution of the Trustees."

         Registrant hereby incorporates by reference, as though set forth fully herein, Article VI of the Registrant's Bylaws, amended on March 9,
         1998, appearing as Exhibit (b)(2) to Post-Effective Amendment No. 28.

Item 26. Business and Other Connections of Investment Advisor.

         None.

Item 27. Principal Underwriters.

         (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.

          American Century California Tax-Free and Municipal Funds
          American Century Capital Portfolios, Inc.
          American Century Government Income Trust
          American Century International Bond Funds
          American Century Investment Trust
          American Century Municipal Trust
          American Century Mutual Funds, Inc.
          American Century Premium Reserves, Inc.
          American Century Quantitative Equity Funds
          American Century Strategic Asset Allocations, Inc.
          American Century Target Maturities Trust
          American Century Variable Portfolios, Inc.
          American Century World Mutual Funds, Inc.
          The Brinson Funds
          Dresdner RCM Capital Funds, Inc.
          Dresdner RCM Investment Funds, Inc.
          J.P. Morgan Institutional Funds
          J.P. Morgan Funds
          JPM Series Trust
          JPM Series Trust II
          LaSalle Partners Funds, Inc.
          Kobrick Investment Trust
          Merrimac Series
          Monetta Fund, Inc.
          Monetta Trust
          The Montgomery Funds I
          The Montgomery Funds II
          The Munder Framlington Funds Trust
          The Munder Funds Trust
          The Munder Funds, Inc.
          National Investors Cash Management Fund, Inc.
          Nomura Pacific Basin Fund, Inc.
          Orbitex Group of Funds
          SG Cowen Funds, Inc.
          SG Cowen Income + Growth Fund, Inc.
          SG Cowen Standby Reserve Fund, Inc.
          SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
          SG Cowen Series Funds, Inc.
          SoGen Funds, Inc.
          SoGen Variable Funds, Inc.
          St. Clair Funds, Inc.
          TD Waterhouse Trust
          The Skyline Funds
          Waterhouse Investors Family of Funds, Inc.
          WEBS Index Fund, Inc.

         The Distributor is registered with the Securities and Exchange
         Commission as a broker-dealer and is a member of the National
         Association of Securities Dealers. The Distributor is located at 60
         State Street, Suite 1300, Boston, Massachusetts 02109. The Distributor
         is an indirect wholly-owned subsidiary of Boston Institutional Group,
         Inc., a holding company all of whose outstanding shares are owned by key employees.

         (b) The following is a list of the executive officers, directors and partners of the Distributor:

Name and Principal Business          Positions and Offices with          Positions and Offices with
Address*                             Underwriter                         Registrant

Marie E. Connolly                    Director, President and Chief       none
                                     Executive Officer

George A. Rio                        Executive Vice President            President, Principal Executive
                                                                         and Principal Financial Officer

Donald R. Roberson                   Executive Vice President            none

William S. Nichols                   Executive Vice President            none

Margaret W. Chambers                 Senior Vice President,              none
                                     General Counsel, Chief
                                     Compliance Officer,
                                     Secretary and Clerk

Joseph F. Tower, III                 Director, Senior Vice President,    none
                                     Treasurer and Chief Financial
                                     Officer

Paula R. David                       Senior Vice President               none

Gary S. MacDonald                    Senior Vice President               none

Judith K. Benson                     Senior Vice President               none

William J. Nutt                      Chairman and Director               none
--------------------
* All addresses are 60 State Street, Suite 1300, Boston, Massachusetts 02109

         (c) Not applicable.

Item 28. Location of Accounts and Records.

         All accounts,  books and other  documents  required to be maintained by
         Section  31(a) of the 1940 Act, and the rules  promulgated  thereunder,
         are  in  the  possession  of  Registrant,   American  Century  Services
         Corporation  and American  Century  Investment  Management,  Inc.,  all
         located at 4500 Main Street, Kansas City, Missouri 64111.

Item 29. Management Services.

         Not applicable.

Item 30. Undertakings.

         Not applicable.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities Act of 1933 and the Investment
Company Act of 1940, the Registrant certifies that it meets all the requirements for  effectiveness  of this 1933  Post-Effective  Amendment  No. 29 and 1940 Act
Amendment  No.  33  to  its  Registration  Statement  pursuant  to  Rule  485(b)
promogulated  under the Securities Act of 1933, as amended,  and has duly caused this Post-Effective Amendment No. 29/Amendment No. 33 to be signed on its behalf by the undersigned,  thereunto duly authorized,  in the City of Kansas City, and
State of Missouri, on the 29th day of December, 1999.

                     AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

                     By:  /*/George A. Rio
                          George A. Rio
                          President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this  Post-Effective
Amendment No. 28/Amendment No. 32 has been signed below by the following persons in the capacities and on the dates indicated.

                                                                                   Date

*                                    President, Principal Executive and            December 29, 1999
---------------------------------    Principal Financial Officer
George A. Rio

*                                    Vice President and Treasurer                  December 29, 1999
---------------------------------
Maryanne Roepke

*                                    Chairman of the Board and Trustee             December 29, 1999
---------------------------------
James E. Stowers III

*                                    Trustee                                       December 29, 1999
---------------------------------
William M. Lyons

*                                    Trustee                                       December 29, 1999
---------------------------------
Albert A. Eisenstat

*                                    Trustee                                       December 29, 1999
---------------------------------
Ronald J. Gilson

*                                    Trustee                                       December 29, 1999
---------------------------------
Myron S. Scholes

*                                    Trustee                                       December 29, 1999
---------------------------------
Kenneth E. Scott

*                                    Trustee                                       December 29, 1999
---------------------------------
Isaac Stein

*                                    Trustee                                       December 29, 1999
---------------------------------
Jeanne D. Wohlers

/s/Charles A. Etherington
*by Charles A.  Etherington,  Attorney in Fact  (pursuant to a Power of Attorney dated December 18, 1998).